Exhibit 10.25
CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE
SUCH OMISSIONS
ASSET PURCHASE AGREEMENT
between
SCHERING CORPORATION
As SELLER
and
OPKO HEALTH, INC.
As PURCHASER
Dated as of October 12, 2009

     (i)

     (ii)

     (iii)

     (iv)

LIST OF EXHIBITS

Exhibit A	-	Bill of Sale and Assignment and Assumption Agreement

Exhibit B	-	NK-1 Drug Substance

Exhibit C	-	NK-1 Patents

Exhibit D	-	Patent Assignment Agreement
LIST OF SCHEDULES

Schedule 2.5	-	Technical Transfer Services

Schedule 2.11	-	Asset Transfer Schedule

Schedule 7.10	-	Key Rolapitant Employee List
     (v)

ASSET PURCHASE AGREEMENT
     THIS ASSET PURCHASE AGREEMENT (this “Agreement”), dated as of October 12, 2009 (the “Execution Date”) is entered into by and between Schering Corporation, a New Jersey corporation having a business address at 2000 Galloping Hill Road, Kenilworth, New Jersey 07033 (“Seller”); and OPKO Health, Inc., a Delaware corporation having a business address at 4400 Biscayne Boulevard, Miami, Florida 33137 (“Purchaser”). Seller and Purchaser are sometimes referred to, individually, as a “Party” and, collectively, as the “Parties.”
PRELIMINARY STATEMENTS
     A. In connection with the merger of Merck & Co., Inc. and Schering-Plough Corporation, (the “Merger”), Schering-Plough Corporation is required by the United States Federal Trade Commission (“FTC”) pursuant to the Consent Order to divest certain assets related to its NK-1 Program (as defined in Section 1).
     B. In order to comply with the FTC’s Consent Order (as defined in Section 1), Seller has decided to sell certain assets and transfer certain liabilities of the NK-1 Program to Purchaser pursuant to this Agreement and the Parties hereto intend that this Agreement be interpreted in a manner that is consistent with the terms and remedial purposes of the Consent Order.
     C. Purchaser has determined that the purchase of certain assets and assumption of certain liabilities associated with the NK-1 Program is consistent with and in furtherance of the business strategies of the Purchaser. Therefore, Purchaser desires to purchase such assets and assume such liabilities from Seller, on the terms and conditions set forth in this Agreement.
     D. In accordance with these recitals, the purpose of this Agreement is to sell and transfer to Purchaser the Purchased Assets, and license the know-how of Seller, that it used in the NK-1 Program for the purpose of Purchaser conducting the NK-1 Program in substantially the manner as conducted by Seller prior to Closing.
     NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants, agreements and provisions set forth in this Agreement and in the BSAA Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:
SECTION 1.
DEFINITIONS
     1.1 Definitions. All capitalized terms used in this Agreement shall have the meanings specified in this Section or elsewhere in this Agreement, as applicable. The following terms shall have the meanings set forth below for the purposes of this Agreement:
          “Action” means any claim, action, suit, arbitration, inquiry, audit, proceeding or investigation by or before any Governmental Authority.
          “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by, or is under direct or indirect common control with, such Person. For purposes of this definition, a Person shall be deemed, in any event, to control another Person if it owns or controls, directly or indirectly, more than fifty percent (50%) of the voting equity of the other Person or has the power to direct or cause the direction of the management of the other Person, whether through ownership of voting securities or otherwise.

          “Agreement” has the meaning set forth in the introductory paragraph of this Agreement.
          “Assets” of any Person means all assets and properties of any kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible, whether absolute, accrued, contingent, fixed or otherwise and wherever situated), including the goodwill related thereto, operated, owned or leased by such Person, including cash, cash equivalents, accounts and notes receivable, chattel paper, documents, instruments, general intangibles, equipment, inventory, goods and intellectual property.
          “Assumed Liabilities” has the meaning set forth in Section 2.3.
          “Basket Amount” has the meaning set forth in Section 8.5.
          “BSAA Agreement” means the Bill of Sale and Assignment and Assumption Agreement executed by Seller and Purchaser in substantially the form of Exhibit B.
          “Business Day” means any day other than a Saturday, a Sunday or any day on which banks are authorized or required to be closed in the United States.
          “Closing Date” has the meaning set forth in Section 2.10.
          “Closing” means the closing of the purchase and sale of the Purchased Assets and assignment and assumption of the Assumed Liabilities contemplated by this Agreement.
          “Code” means the United States Internal Revenue Code of 1986, as amended.
          “Confidential Information” has the meaning set forth in Section 7.1.2.
          “Confidentiality Agreement” means that certain Secrecy Agreement, dated as of August 4, 2009, between Seller and Purchaser, respectively.
          “Consent Order” or “Decision and Order” means a written order issued by the FTC requiring Schering-Plough Corporation to divest certain assets related to its NK-1 Program in order for it to obtain regulatory clearance from the United States antitrust agencies to complete the Merger.
          “Control” or “Controlled by” means, with respect to intellectual property, the ability of a Party (collectively with its Affiliate(s)), whether by ownership, license or otherwise, to grant a license or sublicense.
          “Encumbrance” means any security interest, pledge, hypothecation, mortgage, lien or encumbrance.
          “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
          “Excluded Assets” means any Assets whether or not relating to the NK-1 Compounds or NK-1 Program, other than the Purchased Assets.

          “Excluded Liabilities” has the meaning set forth in Section 2.4.
          “Execution Date” has the meaning set forth in the introductory paragraph of this Agreement.
          “FTC” has the meaning set forth in the Preliminary Statements.
          “GAAP” means United States generally accepted accounting principles.
          “Governmental Authority” means any nation or government, any provincial, state, regional, local or other political subdivision thereof, any supranational organization of sovereign states, and any entity, department, commission, bureau, agency, authority, board, court, official or officer, domestic or foreign, exercising executive, judicial, regulatory or administrative functions of or pertaining to government, whether foreign or domestic, whether federal, state, provincial, municipal or other.
          “Indemnified Party” has the meaning set forth in Section 8.4.
          “Indemnifying Party” has the meaning set forth in Section 8.4.
          “IRS” means the Internal Revenue Service of the United States.
          “Knowledge” means the actual knowledge of Seller.
          “Law” means each provision of any currently existing federal, provincial, state, local or foreign law, statute, ordinance, order, code, rule or regulation, promulgated or issued by any Governmental Authority, as well as any judgments, decrees, injunctions or agreements issued or entered into by any Governmental Authority specifically with respect to Seller.
          “Liability” means, collectively, any indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, fixed or unfixed, known or unknown, choate or inchoate, liquidated or unliquidated, secured or unsecured, direct or indirect, matured or unmatured, or absolute, contingent or otherwise, including any product liability.
          “Losses” means, with respect to any claim or matter, all losses, expenses, obligations and other Liabilities or other damages (whether absolute, accrued, contingent, fixed or otherwise, or whether known or unknown, or due or to become due or otherwise), diminution in value, monetary damages, fines, fees, penalties, interest obligations, deficiencies, losses and expenses (including amounts paid in settlement, interest, court costs, costs of investigators, fees and expenses of attorneys, accountants, financial advisors and other experts, and other expenses of litigation).
          “Material Adverse Effect” means any change or effect that is materially adverse to the NK-1 Program, the Purchased Assets and/or the Assumed Liabilities, taken as a whole, but shall exclude any change, effect or circumstance resulting or arising from: (a) the announcement of or consummation of the transactions contemplated by this Agreement and the BSAA Agreement, and/or the Merger, (b) events, circumstances, changes or effects that generally affect the industries in which Seller operates, (c) general economic or political conditions, or events, circumstances, changes or effects affecting the securities markets generally, (d) any changes in Law, and/or (e) any circumstance, change or effect that results from any action taken pursuant to or in accordance with this Agreement, the BSAA Agreement or at the request of Purchaser.

          “Merger” has the meaning set forth in the Preliminary Statements.
          “NK-1 Compounds” means the neurokinin-1 (NK-1) receptor antagonists SCH **** (Rolapitant) and SCH ****, or any product containing such compounds.
          “NK-1 Drug Substance” means the amounts of active pharmaceutical ingredient (API) and formulated drug substance for the NK-1 Compounds set forth in Exhibit B.
          “NK-1 Intellectual Property” means collectively, the NK-1 Know-How and NK-1 Patents. ****.
          “NK-1 Know-How” means the know-how that is exclusively used for the NK-1 Program, including any and all specifications, processes, designs, plans, trade secrets, ideas, concepts, inventions, manufacturing, engineering and other manuals and drawings, standard operating procedures, formulae, flow diagrams, toxicological, biological, physical, analytical, safety, stability, supply, selection, constitution, or use of any raw material, quality assurance, quality control and clinical data, technical information or research records. For the sake of clarity, none of the foregoing information shall be included in NK-1 Know-How to the extent that such information is covered by any claim of any Patent.
          “NK-1 Patents” means the Patents and patent applications which are set forth on Exhibit C, including all patents and patent applications, and all additions, divisions, continuations, continuations-in-part, provisionals, continued prosecution applications, substitutions, reissues, extensions, registrations and renewals of any of the foregoing which have any claims covering the manufacture, distribution, marketing, promoting, offering for sale and selling of the NK-1 Compounds as of the Closing Date and are reasonably necessary or useful for the conduct of the NK-1 Program.
          “NK-1 Program” means Seller’s program for the commercialization of the NK-1 Compounds, including but not limited to their research, development, manufacture, marketing and sale, as conducted by Seller as of or prior to the Closing Date.
          “NK-1 Records” means, to the extent permitted by Law, all records or recorded information relating exclusively to the NK-l Compounds or NK-1 Program, including, but not limited to, Regulatory Filings, clinical trial master files, final and draft clinical protocols, stability studies, laboratory books, batch records, strategic or marketing studies, and internal analyses, that are in Seller’s possession or control as of the Closing Date, provided, however, that: (a) in each case, Retained Information and Retained Intellectual Property contained in any such records shall continue to be owned by the Seller and licensed to Purchaser in accordance with the provisions of Section 2.6.1 and may be otherwise used and exploited by such Seller in compliance with this Agreement; (b) Seller may retain: (i) a copy of any such records to the extent necessary for Tax, accounting, legal or regulatory purposes, (ii) all books, documents, records and files: (A) prepared in connection with or relating to the Transactions, including bids received from other parties and strategic, financial or Tax analyses relating to the divestiture of the Purchased Assets, the Assumed Liabilities, the NK-l Compounds and the NK-1 Program, including, without limitation, any attorney work-product, attorney-client communication or other items protected by privilege relating to the outlicensing process or divestiture of the NK-1 Compounds; or (B) maintained by Seller and/or its representatives, agents or licensees in connection with their respective Tax, legal, regulatory or reporting requirements; and (c) with respect to any attorney work product, attorney-client communications and other items protected by privilege, Seller and Purchaser shall enter into agreements such that the transfer of such materials to Purchaser would not destroy or impair such privileges.

          “Party” or “Parties” has the meaning set forth in the introductory paragraph of this Agreement.
          “Permitted Encumbrances” means (a) statutory liens for current Taxes of Seller not yet due and payable or Taxes of Seller being contested in good faith by appropriate proceedings, and (b) mechanics’, carriers’, workers’, repairers’ and other similar liens arising or incurred in the ordinary course of business relating to obligations as to which there is no default on the part of Seller or the validity or amount of which is being contested in good faith by appropriate proceedings, or pledges, deposits or other liens securing the performance of bids, trade contracts, leases or statutory obligations (including workers’ compensation, unemployment insurance or other social security legislation.
          “Person” means any individual, corporation, partnership, joint venture, limited liability company, trust or unincorporated organization or Governmental Authority.
          “Prime Rate” means the rate of interest from time to time at the prime commercial lending rate to the most creditworthy customers by a bank of national standing agreed by the Parties.
          “Purchase Price” has the meaning set forth in Section 2.7.
          “Purchased Assets” means, collectively, the NK-1 Drug Substance, the Regulatory Filings, the NK-1 Patents and the NK-1 Records.
          “Purchaser Proprietary Information” has the meaning set forth in Section 7.1.2.
          “Purchaser” has the meaning set forth in the introductory paragraph of this Agreement.
          “Purchaser Registrations” means the permits, approvals, licenses, franchises or authorizations, including the Regulatory Filings, from any Governmental Authority that relate to the testing, manufacture, distribution, marketing, promoting, offering for sale and selling of the NK-1 Compounds that are necessary for the conduct of the NK-1 Program which are granted to Purchaser or Purchaser’s Affiliate by any Governmental Authority after the Closing Date.
          “Regulatory Filings” means (a) (i) the Investigational New Drug Applications (INDs) having numbers IND ****, filed by Seller with the United States Food and Drug Administration (“FDA”) for the NK-1 Compounds, and (ii) any counterparts of such INDs in any other country in the Territory, and (b) all supplements and amendments that may be filed with respect to any filings described in the preceding clause (a).

          “Representatives” means, with respect to any Person, the directors, managers, employees, independent contractors, agents or consultants of such Person.
          “Retained Information” means the records prepared and maintained by Seller or its Affiliates including, without limitation, laboratory books, batch records, stability studies, strategic or marketing studies, internal analyses and regulatory files (including correspondence with Governmental Authorities) and any and all memoranda or other documents prepared by Seller or its Affiliates related to the NK-1 Compounds, the NK-1 Program, or manufacture or distribution of the NK-1 Compounds, but which are not exclusive to the NK-1 Program, that are in Seller’s possession or control prior to or as of the Closing Date.
          “Retained Intellectual Property” means, collectively, the know-how and patents, other than NK-1 Intellectual Property, owned or controlled by Seller relating to the NK-1 Compounds or NK-l Program.
          “SEC” means the United States Securities and Exchange Commission.
          “Seller Disclosure Schedule” means the disclosure schedules delivered by Seller to Purchaser in connection with this Agreement (it being expressly agreed that disclosure of any item or matter under any Section in such Seller Disclosure Schedule, or in attachments thereto, and documents referred to in such Seller Disclosure Schedule, shall be deemed disclosure for all purposes of Section 3).
          “Seller Proprietary Information” has the meaning set forth in Section 7.1.2.
          “Seller” has the meaning set forth in the introductory paragraph of this Agreement.
          “Tax” or “Taxes” means any and all taxes, assessments, levies, tariffs, duties or other charges or impositions in the nature of a tax (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any Governmental Authority.
          “Tax Return” means any report, return (including any information return), claim for refund, election, estimated Tax filing or payment, request for extension, document, declaration or other information or filing required to be supplied to any Governmental Authority with respect to Taxes, including attachments thereto and amendments thereof.
          “Territory” means the entire world.
          “Third Party Claim” has the meaning set forth in Section 8.4.
          “Third Party(ies)” means any Person other than the Parties or their respective Affiliates.
          “Transactions” means the transactions contemplated by this Agreement and the BSAA Agreement.
     1.2 Other Definitional Provisions.

          1.2.1 When a reference is made in this Agreement to a Section, Exhibit or Schedule, such reference is to a Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated.
          1.2.2 The terms defined in the singular has a comparable meaning when used in the plural, and vice versa.
          1.2.3 Words of one gender include the other gender.
          1.2.4 References to a Person are also to its successors and permitted assigns.
          1.2.5 The term “dollars” and “$” means United States dollars.
          1.2.6 The word “including” means “including without limitation” and the words “include” and “includes” have corresponding meanings.
SECTION 2.
PURCHASE AND SALE
     2.1 Transfer of Purchased Assets. On the Closing Date, on the terms and subject to the conditions contained in this Agreement and in consideration of the Purchase Price paid to Seller by Purchaser, Seller will sell, convey, transfer and assign to Purchaser, and Purchaser will purchase and acquire from Seller, all of Seller’s right, title and interest in and to the Purchased Assets.
     2.2 Excluded Assets. Except as specifically provided in this Agreement, the Parties acknowledge and agree that Seller is not selling, conveying, transferring, delivering or assigning any rights whatsoever to the Excluded Assets to Purchaser, and Purchaser is not purchasing, taking delivery of or acquiring any rights whatsoever to the Excluded Assets from Seller. Without limiting the foregoing, Purchaser expressly acknowledges it is not acquiring any rights to the Retained Intellectual Property and the Retained Information other than the licenses thereto granted in Section 2.6.
     2.3 Assumed Liabilities. On the Closing Date, Purchaser shall assume and pay, perform or otherwise discharge, in accordance with their respective terms and subject to the respective conditions thereof, the following Liabilities (collectively, the “Assumed Liabilities”):
          2.3.1 any Liability, obligation and commitment that Purchaser has expressly assumed or agreed to assume under this Agreement;
          2.3.2 any Liability arising out of or relating to any NK-1 liability, breach of warranty or similar claim for injury to person or property due to the use or misuse of the NK-1 Compounds or the Purchased Assets, to the extent such Liabilities arise out of or are attributable to acts, omissions or events occurring after the Closing; and
          2.3.3 any other Liability, obligation and commitment of whatever kind and nature relating to the NK-1 Program, the NK-1 Compounds, the Purchased Assets, or the ownership, sale or lease of any of the Purchased Assets, to the extent such Liabilities arise out of or are attributable to acts, omissions or events occurring after the Closing.

          2.3.4 Purchaser’s obligations under this Section 2.3 shall not be subject to offset or reduction by reason of any actual or alleged breach of any representation, warranty or covenant contained in this Agreement or the BSAA Agreement or any right or alleged right to indemnification under this Agreement or the BSAA Agreement.
     2.4 Excluded Liabilities. Seller shall retain and shall be responsible for paying, performing and discharging when due, and Purchaser shall not assume or have any responsibility for, the following Liabilities (the “Excluded Liabilities”):
          2.4.1 any Liability, obligation and commitment that Seller has expressly assumed or agreed to assume under this Agreement;
          2.4.2 any Liabilities exclusively relating to or arising out of the Excluded Assets; and
          2.4.3 any Liabilities relating to the NK-1 Program, the NK-1 Compounds, the Purchased Assets, or otherwise with respect to the operation of Seller’s business, to the extent such Liabilities arose or relate to circumstances or facts which occurred prior to Closing; and
          2.4.4 Seller’s obligations under this Agreement.
     2.5 Technical Transfer Services.
          2.5.1 Within ten (10) days of the Execution Date, the Parties shall form a technical transfer team (the “Technical Team”), who shall coordinate and oversee the transfer of the Purchased Assets and the transfer to Purchaser of all NK-1 Know How, NK-1 Records, Retained Information, and all technical information and support reasonably necessary to enable Purchaser to assume responsibility for the development, testing and manufacture of the NK-1 Compounds as practiced by Seller prior to the Execution Date. The Technical Team shall consist of representatives from each of Purchaser and Seller or their designees.
          2.5.2 Promptly following the Closing, Seller shall, with input from the Technical Team, commence the transfer of all technical information and support reasonably necessary to enable Purchaser to assume responsibility for the development, testing and manufacture of the NK-l Compounds (the “Technical Transfer Services”), including the Technical Transfer Services to be provided by Seller to Purchaser as set forth in Schedule 2.5. In connection with the foregoing, Seller shall provide Purchaser (and/or Purchaser’s designee), at Seller’s expense:
               (a) The reasonable assistance of its then current employees and reasonable access to its other internal resources to provide Purchaser with a reasonable level of technical assistance and consultation in connection with the transfer of the NK-1 Program to Purchaser; and

               (b) copies of all production outlines, standard testing requirements, standard operating procedures, technology, documents, data, or other information that constitutes the NK-1 Know-How.
          2.5.3 Additional Services. At any time within **** after the Closing, Purchaser may, upon reasonable notice, request Seller to provide additional transition services, and Seller shall use reasonable efforts to provide such services on mutually agreeable terms and conditions.
          2.5.4 Term of Technical Transfer Services. The term of the Technical Transfer Services to be provided pursuant to this Section shall commence on the Closing Date and shall continue until the completion of all Technical Transfer Services, provided that such term shall not extend longer than **** after the Closing Date or until Seller has fully transferred to Purchaser all of the assets subject to this Agreement, whichever is later. Upon the **** anniversary of the Closing Date, or the date by which Seller has fully transferred to Purchaser all of the assets subject to this Agreement, whichever is later, the Technical Team shall be disbanded and for an additional **** period thereafter, Seller shall make former Technical Team members (or currently employed personnel comparably knowledgeable in the relevant functional areas) available to Purchaser to respond to Purchaser’s questions about the Purchased Assets, NK-l Know-How, Retained Information or Retained Intellectual Property.
     2.6 Licenses.
          2.6.1 In partial consideration of the Purchase Price, Seller hereby grants to Purchaser a royalty-free, paid-up, irrevocable, transferable and sublicensable license in the Territory, under the NK-1 Know-How, Retained Information and Retained Intellectual Property solely to research, develop, make, have made, use, have used, offer for sale, sell, and import the NK-1 Compounds in and into the Territory (the “License”). Such License shall be exclusive (even as to Seller).
          2.6.2 For the avoidance of doubt, Seller shall have the right to use the Retained Information and Retained Intellectual Property for all purposes in the Territory other than for the conduct of the NK-l Program or to research, develop, make, have made, use, have used, offer for sale, sell, or import the NK-l Compounds in and into the Territory.
          2.6.3 The NK-1 Know-How, Retained Information and Retained Intellectual Property shall continue to be owned by Seller and licensed to Purchaser only in accordance with this Section 2.6. All rights to the NK-1 Know-How, Retained Information and Retained Intellectual Property not expressly granted by Seller pursuant to this Section 2.6 are hereby reserved by Seller.
          2.6.4 Purchaser hereby grants to Seller a royalty-free, paid-up, irrevocable, transferable and sublicensable exclusive license in the Territory under the NK-1 Patents to research, develop, make, have made, use, have used, offer for sale, sell, and import products for veterinary purposes. The license shall exclude, however, all rights to use the NK-l Patents to make, have made, use, have used, offer for sale, sell or import any product containing the NK-1 Compounds. For the avoidance of doubt, Purchaser shall have the sole right to control and enforce the NK-l Patents.

     2.7 Payments.
          2.7.1 Purchase Price. In addition to any other amounts due under this Agreement, in consideration of the sale, assignment, conveyance, and license of the Purchased Assets and the License under Section 2, Purchaser shall assume the Assumed Liabilities and pay to Seller in accordance with Section 2.11.2, by wire transfer of immediately available funds directly to an account designated by Seller, the sum of Two Million Dollars ($2,000,000) (the “Purchase Price”).
          2.7.2 Development Milestone Payments. Purchaser shall make the following one time development milestone payments to Seller upon the achievement of the indicated milestone event regarding any New Drug Application (“NDA”) filed by Purchaser with the U.S. FDA for an NK-1 Compound:
               (a) Two Million Dollars ($2,000,000) upon approval of such an NDA for an NK-1 Compound; and
               (b) Twenty-Five Million Dollars ($25,000,000) submission of an NDA for an NK-1 Compound.
               (c) In the event that Purchaser, within seven years after the Closing, licenses, sells or transfers its rights in any country of the Territory excluding the United States to one or both of the NK-1 Compounds to a Third Party (other than in respect of the transfer or sale of all or substantially all of Purchaser’s Assets), Purchaser shall pay to Seller Twenty-Five Percent (25%) of any upfront or lump sum payments it receives from such Third Party for such license, sale or transfer, provided however, that Purchaser shall not be obligated to pay Seller any portion of royalties based on sales, research and development funding or reimbursement, expense payments, and other payments based directly upon the amount or value of licensed products sold by the licensee; provided, however, that in the event that Purchaser, within seven years after the Closing, licenses, sells or transfers its rights in the United States to one or both of the NK-1 Compounds to a Third Party, Purchaser shall nevertheless remain responsible for making the development milestone payments set forth in Sections 2.7.2(a) and (b) above to Seller at such times as, in the case of 2.7.2(a), an NDA is submitted for an NK-l Compound, and in the case of 2.7.2(b), an NDA is approved for an NK-1 Compound.
     2.8 Purchase Price Allocation. Within sixty (60) days of the Closing Date, Purchaser and Seller shall agree on the form of a schedule detailing the Purchase Price allocation (the “Purchase Price Allocation”) as determined by Purchaser in accordance with Section 1060 of the Code and the Treasury Regulations. Purchaser shall provide Seller with a draft of the Purchase Price Allocation after the Closing Date for Seller’s review and comments. Purchaser and Seller agree, unless otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code, to be bound by the Purchase Price Allocation, to file all Tax Returns (including IRS Form 8594 and any supplemental or amended IRS Form 8594) in accordance with the Purchase Price Allocation, and not to take any position inconsistent with the Purchase Price Allocation in the course of any audit, examination, other administrative or judicial proceeding.
     2.9 Risk of Loss. Until the Closing, any loss of or damage to the Purchased Assets from fire, flood, casualty or any other similar occurrence shall be the sole responsibility of Seller. As of the Closing, title to the Purchased Assets shall be transferred to Purchaser. After the Closing Date, Purchaser shall bear all risk of loss associated with the Purchased Assets and shall be solely responsible for procuring adequate insurance to protect the Purchased Assets against any such loss.
     2.10 Closing. Unless this Agreement shall have been terminated, on the terms and subject to the conditions of this Agreement, the Closing shall take place at the offices of Schering Corporation, 2000 Galloping Hill Road, Kenilworth, New Jersey 07033, unless the Parties otherwise agree, on the date following the satisfaction or waiver of all of the conditions set forth in Section 6 (the “Closing Date”). The Parties will exchange (or cause to be exchanged) at the Closing the funds, agreements, instruments, certificates and other documents, and do, or cause to be done, all of the things respectively required of each Party as specified in Section 2.11.

     2.11 Transactions at Closing. At the Closing, subject to the terms and conditions of this Agreement:
          2.11.1 Seller’s Actions and Deliveries. Seller shall deliver or cause to be delivered to Purchaser:
               (a) executed counterparts of the BSAA Agreement to which the Seller or an Affiliate of Seller is a party;
               (b) a certificate of a duly authorized officer of Seller certifying as to the matters set forth in Sections 6.2.1 and 6.2.2;
               (c) such Purchased Assets designated to be delivered on the Closing Date in accordance with the plan agreed upon by the Parties pursuant to Schedule 2.11 (the “Asset Transfer Schedule”); and
               (d) such other documents and instruments as may be reasonably necessary to effect or evidence the Transactions.
          2.11.2 Purchaser’s Actions and Deliveries. Purchaser shall deliver or cause to be delivered to Seller:
               (a) the Purchase Price in full by wire transfer of immediately available funds directly to the bank account designated by Seller in a written notice to Purchaser prior to the Closing;
               (b) executed counterparts of the BSAA Agreement to which Purchaser or an Affiliate of Purchaser is a party;
               (c) a certificate of a duly authorized officer of Purchaser certifying as to the matters set forth in Sections 6.3.1 and 6.3.2; and
               (d) such other documents and instruments as may be reasonably necessary to effect or evidence the Transactions.

SECTION 3.
REPRESENTATIONS AND WARRANTIES OF SELLER
     Except as set forth in Schedule 3, Seller hereby represents and warrants to Purchaser, as of the Closing Date, as follows:
     3.1 Organization. Seller is a corporation duly organized, validly existing and in good standing under the laws of the state of New Jersey. Seller has all requisite corporate power and authority to own, lease and operate, as applicable, the Purchased Assets.
     3.2 Due Authorization. Seller has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the BSAA Agreement, and the execution and delivery of this Agreement and the BSAA Agreement and the performance of all of its obligations under this Agreement and the BSAA Agreement has been duly authorized by Seller.
     3.3 No Conflicts; Enforceability. The execution, delivery and performance of this Agreement and the BSAA Agreement by Seller (1) are not prohibited or limited by, and will not result in the breach of or a default under, any provision of the certificate of incorporation or bylaws of Seller, (2) do not conflict with any Law applicable to Seller, and (3) do not conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of obligations under, create in any party the right to terminate, modify or cancel, or require any notice, consent or waiver under, any material agreement or instrument binding on Seller or any applicable order, writ, injunction or decree of any court or Governmental Authority to which Seller is a party or by which Seller is bound or to which any of its Assets is subject. This Agreement and the BSAA Agreement have been duly executed and delivered by Seller, and constitute the legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms, except as enforceability may be limited or affected by applicable bankruptcy, insolvency, moratorium, reorganization or other laws of general application relating to or affecting creditors’ rights generally.
     3.4 Title; Condition; Assets. Seller owns the Purchased Assets free and clear of all Encumbrances other than the Permitted Encumbrances, and upon consummation of the transactions contemplated hereby, Purchaser will acquire good and marketable title to the Purchased Assets, free and clear of all Encumbrances other than the Permitted Encumbrances. The Purchased Assets and the NK-1 Intellectual Property constitute substantially all of the assets used by Seller in connection with the NK-1 Program, and are sufficient for Purchaser to conduct the NK-1 Program in substantially the manner as conducted by Seller prior to Closing. The NK-1 Drug Substance identified for clinical use in Exhibit B hereto (i) have been manufactured in accordance with cGMP, (ii) conform in all material respects to their specifications and are fit for use in clinical trials pursuant to FDA guidelines and requirements, and (iii) do not include any items with an expiration date or of a quality or quantity not usable through the clinical trials for the NK-1 Compounds.
     3.5 Intellectual Property.
          3.5.1 (i) Seller is not aware of any facts that would raise issues of validity or enforceability of any of the NK-1 Patents and (ii) none of the NK-1 Patents have been or is the subject of (A) any pending adverse judgment, injunction, order, decree or agreement restricting (x) their use in connection with the NK-1 Compounds within the Territory or (y) assignment or license thereof by Seller, or (B) to Seller’s Knowledge, any threatened litigation or claim of infringement threatened or made in writing or any pending litigation to which Seller is a party.
          3.5.2 All NK-1 Intellectual Property within the Territory is under the Control of Seller.
          3.5.3 (i) Neither Seller, nor any of its Affiliates, have granted any licenses to the NK-1 Intellectual Property to Third Parties within the Territory that would restrict Purchaser’s use of the NK-1 Intellectual Property, and there are no existing licenses for the NK-1 Intellectual Property to any Third Parties; (ii) neither Seller, nor any of its Affiliates, nor to Seller’s Knowledge, any other Person, is a party to any agreements with Third Parties that limit or restrict use of the NK-1 Intellectual Property within the Territory or require any payments for its use; and (iii) no other Person has any joint ownership or royalty interest in the NK-1 Intellectual Property within the Territory.
          3.5.4 Seller has not received written notice of any material misappropriation or infringement of any of the NK-1 Intellectual Property by any Person within the Territory.
          3.5.5 All issuance, renewal, maintenance and other payments that are or have become due with respect to the NK-1 Patents have been timely paid or will be paid by or on behalf of Seller.
          3.5.6 There are no inventorship challenges or interferences declared with respect to any Patents included in the NK-1 Patents, or to the Knowledge of Seller, threatened.
          3.5.7 Seller and its Affiliates have taken reasonable measures to maintain in confidence all NK-1 Know-How.
          3.5.8 Neither Seller or its Affiliates owns or Controls any trademark registrations or applications relating to the NK-1 Compounds.

     3.6 Litigation. As of the Closing Date, there is no Action pending or, to Seller’s Knowledge, threatened, and, to Seller’s Knowledge, there is no claim, governmental investigation or administrative action pending or threatened as to Seller (or to Seller’s Knowledge, any Third Party) related to the NK-1 Compounds, NK-1 Program or the Transactions.
     3.7 Consents. Except for the consent of the FTC, no notice to, filing with, authorization of, exemption by, or consent of, any Person, including any Governmental Authority, is required for Seller to consummate the Transactions.
     3.8 Taxes. There are no liens for Taxes on the Purchased Assets.
     3.9 Compliance with Laws. To Seller’s Knowledge, Seller has conducted the NK-1 Program in compliance with all applicable Laws, and the Regulatory Filings were filed in compliance with applicable Laws.
     3.10 Regulatory Filings.
          3.10.1 Seller or its Affiliates are the sole and exclusive owners of the Regulatory Filings.
          3.10.2 Seller has not received any written or, to Seller’s Knowledge, other notice of proceedings from a Governmental Authority alleging that the NK-1 Compounds or any of the Purchased Assets or the ownership, manufacturing, operation, storage, warehousing, handling and/or testing of any NK-1 Compound is in violation of any applicable Law and such violation has not been remedied, except for such violations that would not reasonably be expected to have a Material Adverse Effect.
          3.10.3 Seller has completed and filed all reports required by the applicable Governmental Authority in order to maintain the Regulatory Filings, except where failure to file such reports would not have a Material Adverse Effect or any significant impact on the validity or maintainability of the Regulatory Filings.
     3.11 Clinical Trials. To Seller’s Knowledge, the clinical trials, animal studies and other preclinical tests conducted by or on behalf of the Seller under the NK-1 Program were, and if still pending, are, being conducted in all material respects in accordance with all experimental protocols, informed consents, procedures and controls of the Seller and applicable FDA requirements including, but not limited to, good clinical practice and good laboratory practice regulations. Neither the Seller nor its Affiliates have received any written notice from the FDA or any other Governmental Authority requiring the termination or suspension of any animal study, preclinical study or clinical trial conducted by or on behalf of the Seller or its Affiliates.
     3.12 Contracts. Except for confidentiality agreements that were put in place with Third Parties interested in evaluating the NK-1 Program, neither Seller nor any of its Affiliates is a party to any contract, agreement or understanding (other than this Agreement) relating to the Purchased Assets or the NK-1 Program.

     3.13 NK-1 Records. To the Knowledge of Seller, the NK-1 Records are all of the records and recorded information exclusively related to the NK-1 Program.
     3.14 Brokers, Etc. No broker, investment banker, agent, finder or other intermediary acting on behalf of Seller or under the authority of Seller, is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee directly or indirectly in connection with any of the Transactions.
     3.15 Disclaimer.
          3.15.1 EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS SECTION 3:
               (a) SELLER, AND ITS RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES OR REPRESENTATIVES, DOES NOT MAKE OR HAS NOT MADE ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WRITTEN OR ORAL, AT LAW OR IN EQUITY, IN RESPECT OF THE PURCHASED ASSETS, ASSUMED LIABILITIES, THE NK-1 COMPOUNDS, THE NK-1 INTELLECTUAL PROPERTY OR THE NK-1 PROGRAM, INCLUDING ANY IMPLIED REPRESENTATION OR WARRANTY WITH RESPECT TO (I) MERCHANTABILITY, NON-INFRINGEMENT, SUITABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, (II) THE CONDUCT OF THE NK-1 PROGRAM BY PURCHASER AFTER THE CLOSING IN ANY MANNER OTHER THAN AS USED AND OPERATED BY SELLER OR (III) THE PROBABLE SUCCESS OR PROFITABILITY OF THE NK-1 PROGRAM AFTER THE CLOSING;
               (b) SELLER OR ANY OF ITS RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES OR REPRESENTATIVES WILL NOT HAVE OR BE SUBJECT TO ANY LIABILITY OR INDEMNIFICATION OBLIGATION TO PURCHASER OR TO ANY OTHER PERSON RESULTING FROM THE DISTRIBUTION TO PURCHASER, ITS AFFILIATES OR REPRESENTATIVES OF, OR PURCHASER’S USE OF, ANY INFORMATION RELATING TO THE NK-1 PROGRAM, AND ANY INFORMATION, DOCUMENTS OR MATERIAL MADE AVAILABLE TO PURCHASER, WHETHER ORALLY OR IN WRITING, IN CERTAIN ELECTRONIC AND PHYSICAL “DATA ROOMS,” FACE-TO-FACE PRESENTATIONS, FUNCTIONAL “BREAK-OUT” DISCUSSIONS, RESPONSES TO QUESTIONS SUBMITTED ON BEHALF OF PURCHASER OR IN ANY OTHER FORM IN EXPECTATION OF THE TRANSACTIONS. ANY SUCH OTHER REPRESENTATION OR WARRANTY IS HEREBY EXPRESSLY DISCLAIMED; AND
          3.15.2 EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS SECTION 3, SELLER’S INTEREST IN THE PURCHASED ASSETS AND THE NK-1 PROGRAM ARE BEING TRANSFERRED THROUGH THE SALE OF THE PURCHASED ASSETS “AS IS, WHERE IS, WITH ALL FAULTS,” AND SELLER EXPRESSLY DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED, AS TO THE CONDITION, VALUE OR QUALITY OF THE PURCHASED ASSETS, NK-1 PROGRAM AND THE PROSPECTS (FINANCIAL OR OTHERWISE), RISKS AND OTHER INCIDENTS OF THE PURCHASED ASSETS AND NK-1 PROGRAM.

SECTION 4.
REPRESENTATIONS AND WARRANTIES OF PURCHASER
     Purchaser represents and warrants to Seller, as of the Closing Date, as follows:
     4.1 Organization. Purchaser is a corporation duly organized and validly existing and in good standing under the laws of Delaware. Purchaser has all requisite corporate power and authority to own, lease and operate its properties and to carry on the NK-1 Program as now being conducted.
     4.2 Due Authorization. Purchaser has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the BSAA Agreement, and the execution and delivery of this Agreement and the BSAA Agreement and the performance of all of its obligations under this Agreement and under the BSAA Agreement have been duly authorized by Purchaser and, to the extent required by Law, contract or otherwise, its stockholders.
     4.3 Sufficiency of Purchaser. Purchaser is a viable competitor in the research, development, marketing and sale of pharmaceutical products such as the NK-1 Compounds. Purchaser has, or is able to secure access to, the expertise and financial resources to develop and commercialize the NK-1 Compounds in the Territory following the Closing Date.
     4.4 No Conflicts; Enforceability.
          4.4.1 The execution, delivery and performance of this Agreement and the BSAA Agreement by Purchaser (1) are not prohibited or limited by, and will not result in the breach of or a default under, any provision of the certificate of incorporation or bylaws of Purchaser, (2) do not conflict with any Law applicable to Purchaser and (3) do not conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of obligations under, create in any party the right to terminate, modify or cancel, or require any notice, consent or waiver under, any material agreement or instrument binding on Purchaser or any applicable order, writ, injunction or decree of any court or Governmental Authority to which Purchaser is a party or by which Purchaser is bound or to which any of its Assets is subject, except for such prohibition, limitation, default, notice, filing, permit, authorization, consent, approval, conflict breach or default which would not prevent or delay consummation by Purchaser of the Transactions.
          4.4.2 This Agreement and the BSAA Agreement have been duly executed and delivered by Purchaser, and constitute the legal, valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with their respective terms, except as enforceability may be limited or affected by applicable bankruptcy, insolvency, moratorium, reorganization or other laws of general application relating to or affecting creditors’ rights generally.
     4.5 Litigation. There is no Action pending or, to Purchaser’s knowledge, threatened, directly or indirectly involving Purchaser (or to Purchaser’s knowledge, any Third Party) that would prohibit, hinder, delay or otherwise impair Purchaser’s ability to perform its obligations under this Agreement or under the BSAA Agreement, including the assumption of the Assumed Liabilities, would affect the legality, validity or enforceability of this Agreement or the BSAA Agreement, or prevent or delay the consummation of the Transactions.

     4.6 Consents. Except for the requisite filings as may be necessary as a result of any facts or circumstances relating solely to the Seller, no notice to, filing with, authorization of, exemption by, or consent of, any Person, including any Governmental Authority, is required for Purchaser to consummate the Transactions.
     4.7 Financing. Purchaser has sufficient immediately available funds to pay, in cash, the Purchase Price and all other amounts payable pursuant to this Agreement and the BSAA Agreement or otherwise necessary to consummate all the Transactions. Upon the consummation of the Transactions (a) Purchaser will not be insolvent, (b) Purchaser will not be left with unreasonably small capital, (c) Purchaser will not have incurred debts beyond its ability to pay such debts as they mature and (d) the capital of Purchaser will not be impaired.
     4.8 Brokers, Etc. No broker, investment banker, agent, finder or other intermediary acting on behalf of Purchaser or under the authority of Purchaser is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee directly or indirectly in connection with any of the Transactions.
     4.9 Independent Investigation.
          4.9.1 In making the decision to enter into this Agreement and the BSAA Agreement and to consummate the Transactions, Purchaser has conducted its own independent investigation, review and analysis of the Purchased Assets, Assumed Liabilities, the NK-1 Compounds and NK-1 Program, which investigation, review and analysis was done by Purchaser and its Affiliates and Representatives. Purchaser acknowledges that it and its Representatives have been provided adequate access to the personnel, properties, premises and records of the NK-1 Program for such purpose. In entering into this Agreement and the BSAA Agreement, Purchaser acknowledges that Purchaser and its Affiliates have relied solely upon the aforementioned investigation, review and analysis and not on any factual representations or opinions of Seller or its respective Representatives (except the specific representations and warranties of Seller set forth in Section 3).
          4.9.2 Purchaser hereby acknowledges and agrees that (l) other than the representations and warranties made in Section 3, none of Seller or its respective Affiliates, or any of its respective Representatives make or have made any representation or warranty, express or implied, at law or in equity, with respect to the Purchased Assets, Assumed Liabilities and NK-1 Program, including as to (i) merchantability or fitness for any particular use or purpose, (ii) the operation of the NK-l Program by Purchaser after the Closing in any manner other than as used and operated by Seller or (iii) the probable success or profitability of the NK-l Compounds or NK-l Program after the Closing, and (2) none of Seller or its respective Affiliates nor any of their respective Representatives will have or be subject to any Liability or indemnification obligation to Purchaser or to any other Person resulting from the distribution to Purchaser, its Affiliates or Representatives of, or Purchaser’s use of, any information relating to the NK-1 Program, including any information, documents or material made available to Purchaser, whether orally or in writing, in certain electronic and physical “data rooms,” face-to-face presentations, functional “break-out” discussions, responses to questions submitted on behalf of Purchaser or in any other form in expectation of the Transactions.

     4.10 ****
SECTION 5.
COVENANTS PRIOR TO CLOSING
     5.1 Required Approvals and Consents; Cooperation.
          5.1.1 As soon as reasonably practicable after the Execution Date, the Parties shall make all filings required to be made in order to consummate the Transactions.
          5.1.2 Purchaser, including its Affiliates, as applicable, shall as promptly as practicable after the Execution Date (i) prepare and furnish all necessary information and documentation (including furnishing all information requested by any Governmental Authorities) and make presentations to the FTC, (ii) take all other actions that may be necessary to demonstrate to the FTC that Purchaser is an acceptable purchaser of the Purchased Assets and that Purchaser will effectively compete in the marketplace using the Purchased Assets (and Seller shall use its reasonable efforts to assist Purchaser in taking such actions) and (iii) otherwise to do whatever is necessary, proper or advisable to assist and cooperate with Seller in obtaining necessary consents, approvals or orders of all Governmental Authorities necessary to consummate the Transactions (on the terms and conditions of this Agreement and the BSAA Agreement) and the Merger. Purchaser shall keep Seller apprised of the status of any inquiries made of Purchaser or its Affiliates by the FTC or any other Governmental Authorities, including their respective staffs, with respect to this Agreement (or any part hereof) and the Transactions (or any part hereof) and, to the extent possible, permit Seller (and its counsel) to attend any meetings between Purchaser (including its counsel) and the FTC and communicate with Seller in advance of any communications or correspondence with the FTC. Without limiting the generality of the undertakings pursuant to this Section, Purchaser agrees to assist and cooperate with Seller if it contests and resists any Action seeking to have imposed any order, decree, judgment, injunction, ruling or other order (whether temporary, preliminary or permanent) that would materially delay, restrain, enjoin or otherwise prohibit consummation of the Transactions. The provisions of this Section 5.2 shall also be applicable to any request for information from other Governmental Authorities in connection with the NK-l Program.
     5.2 Notifications. Between the Execution Date and the Closing Date, each of Seller and Purchaser shall promptly notify the other Party in writing of any fact, change, condition, circumstance or occurrence or nonoccurrence of any event of which it is aware that will or is reasonably likely to result in any of the conditions set forth in Section 6 becoming incapable of being satisfied; provided, however, that the delivery of any notice pursuant to this Section shall not limit or otherwise affect the remedies available hereunder to the Party receiving such notice.
     5.3 Certification. ****Purchaser has provided to Seller prior to the Execution Date.

     5.4 Cooperation. Purchaser understands that Seller is entering into this Agreement to comply with the Consent Order and that Purchaser and the Transaction are subject to the prior approval of the FTC pursuant to the Consent Order. Purchaser agrees and warrants that it will cooperate in good faith with Seller in its efforts to obtain such approvals. Purchaser will supply all information and take such other actions as Seller may reasonably require in connection with Seller’s request for FTC approval of Purchaser and the Transactions.
     5.5 Further Assurances; Further Documents.
          5.5.1 Commencing on the Execution Date, each of the Parties shall use its commercially reasonable efforts, in the most expeditious manner practicable, (i) to satisfy or cause to be satisfied all the conditions precedent that are set forth in Section 6, as applicable to each of them, (ii) to cause the Transactions to be consummated, and (iii) without limiting the generality of the foregoing, to obtain all consents and authorizations of Third Parties and to make all filings with, and give all notices to, Third Parties that may be necessary or reasonably required on its part in order to consummate the Transactions.
          5.5.2 Each of Purchaser and Seller shall, and shall cause its respective Affiliates to, at the request of another Party, execute and deliver to such other Party all such further instruments, assignments, assurances and other documents as such other Party may reasonably request in connection with the carrying out of this Agreement and the Transactions.
     5.6 Intellectual Property.
          5.6.1 Until the Closing, Seller shall preserve intact the Purchased Assets and maintain and protect its interests in each item of the NK-1 Patents. Seller further warrants to Purchaser that all application and renewal fees, costs, charges, taxes and other steps required for the maintenance or protection of the NK-1 Patents arising prior to the Closing Date will be duly paid in a timely manner and to Seller’s Knowledge there are no currently outstanding patent office response final deadlines or expiration dates in relation to the NK-1 Patents that arise after the Execution Date and prior to December 31, 2009.
          5.6.2 Seller shall execute the short-form patent assignment document attached hereto as Exhibit D upon Closing. For one hundred eighty (180) days after the Closing Date, Seller shall further execute and deliver to Purchaser all other documents and instruments, to be prepared by Purchaser, as Purchaser reasonably requests, in order for Purchaser to prosecute, perfect, record and/or enforce any of the rights that are granted to it under this Agreement, promptly after requested by Purchaser. If Purchaser is unable, after making reasonable inquiry, to obtain Seller’s signature on any such documents, then if and only if such documents are reasonably necessary due to Seller having previously been the assignee of record on the NK-1 Patents, Seller hereby appoints Purchaser as Seller’s attorney-in-fact for the sole purpose of executing and delivering such documents, which appointment is coupled with an interest.
SECTION 6.
CONDITIONS TO CLOSING
     6.1 Conditions Precedent to Obligations of Purchaser and Seller. The respective obligations of Purchaser and Seller to consummate the Transactions on the Closing Date are subject to the satisfaction or waiver (in accordance with Section 9.9) at or prior to the Closing Date of the following conditions:

          6.1.1 Litigation. No preliminary or permanent injunction or other order has been issued by any court or by any other Governmental Authority which enjoins, restrains, prohibits or makes illegal pursuant to applicable Law the Transactions on the Closing Date.
          6.1.2 Merger, FTC Consent. The Merger shall have been completed and Purchaser shall have been approved by the FTC as an acceptable purchaser of the NK-1 Program and any consent or approval of the Transaction by the FTC shall have been obtained.
          6.1.3 Consents. All other consents and approvals of any other Governmental Authorities, if any, necessary to permit consummation of the Transactions shall have been obtained.
     6.2 Conditions Precedent to Purchaser’s Obligation. Purchaser’s obligations to consummate the Transactions shall be subject to the fulfillment of each of the following additional conditions, any one or more of which may be waived, at Purchaser’s sole discretion, in writing by Purchaser:
          6.2.1 Representations and Warranties. Each of the representations and warranties of Seller contained in Section 3 shall be true and correct as of the Execution Date and as of the Closing Date as though made on and as of the Closing Date; provided, however, that the condition in this Section shall be deemed satisfied so long as any failure of such representations and warranties to be true and correct has not, individually or in the aggregate had a Material Adverse Effect.
          6.2.2 Performance. Seller shall have performed and complied in all material respects with each of the covenants, agreements and obligations Seller is required to perform under this Agreement on or before the Closing.
          6.2.3 Officer’s Certificate. Purchaser shall have received a certificate executed by a duly elected, qualified and acting officer of each Seller certifying to the satisfaction of the conditions set forth in Sections 6.2.1 and 6.2.2.
          6.2.4 The BSAA Agreement. Seller shall have duly executed and delivered to Purchaser the BSAA Agreement.
     6.3 Conditions Precedent to Seller’s Obligations. Seller’s obligation to consummate the Transactions shall be subject to the fulfillment of each of the following additional conditions, any one or more of which may be waived, at Seller’s sole discretion, in writing by Seller:
          6.3.1 Representations and Warranties. Each of the representations and warranties of Purchaser contained in Section 4 shall be true and correct as of the Execution Date and as of the Closing Date as though made on and as of the Closing Date.

          6.3.2 Performance. Purchaser shall have performed and complied in all material respects with each of the covenants, agreements and obligations Purchaser is required to perform under this Agreement on or before the Closing.
          6.3.3 Officer’s Certificate. Seller shall have received a certificate executed by a duly elected, qualified and acting officer of Purchaser certifying to the satisfaction of the conditions set forth in Sections 6.3.1 and 6.3.2.
          6.3.4 The BSAA Agreement. Purchaser shall have duly executed and delivered the BSAA Agreement to Seller.
SECTION 7.
OTHER COVENANTS
     7.1 Confidentiality.
          7.1.1 Seller and Purchaser acknowledge that they may and have received confidential or proprietary information of the other Party in connection with the due diligence and consummation of the Transactions and have entered into the Confidentiality Agreement which sets forth the Parties’ rights and responsibilities with respect to the Confidential Information disclosed by the respective Parties. Upon the Execution Date, the Confidentiality Agreement shall expire and be of no further force and effect and the obligations set forth in the Confidentiality Agreement shall be superseded by the terms of this Section, provided, however, such expiration of the Confidentiality Agreement shall in no way prejudice or adversely affect Seller’s or Purchaser’s ability to seek damages, or any other remedy available to Seller or Purchaser, as appropriate, with respect to a violation by such other Party (or its Affiliates or Representatives) of the Confidentiality Agreement prior to the Execution Date.
          7.1.2 “Confidential Information” shall include know-how, scientific information, clinical data, efficacy and safety data, adverse event information, formulas, methods and processes, specifications, pricing information and other terms and conditions of sales, customer information, NK-1 Program plans, and all other intellectual property relating to Seller’s and Purchaser’s NK-1 Program, and such other confidential and proprietary information which has been provided to the other Party in contemplation of the Transactions, including information exchanged prior to the Execution Date. Confidential Information disclosed by Seller in connection with the Transactions is hereinafter referred to as “Seller Proprietary Information” and Confidential Information disclosed by Purchaser in connection with the Transactions is hereinafter referred to as “Purchaser Proprietary Information”. From and after the Closing Date, Purchaser Proprietary Information shall also include all Confidential Information exclusively concerning the NK-1 Program, the Purchased Assets and the Assumed Liabilities disclosed by Seller to Purchaser.
          7.1.3 From and after the Execution Date, all Purchaser Proprietary Information (including Confidential Information exclusively concerning the NK-1 Program, the Purchased Assets and the Assumed Liabilities disclosed by Seller to Purchaser) shall be used by Seller and its Affiliates solely as required to perform its obligations, exercise or enforce their rights under this Agreement (or the BSAA Agreement), or comply with applicable Law, and for no other purpose. Seller shall not disclose, or permit the disclosure of, any of the Purchaser Proprietary Information to any Person except those Persons to whom such disclosure is necessary to permit Seller to perform its obligations, exercise or enforce its rights under this Agreement (or the BSAA Agreement), or comply with applicable Law. Seller shall treat, and will cause its Affiliates and the directors, officers, employees, agents, representatives and advisors of Seller or any of its Affiliates to treat, the Purchaser Proprietary Information as confidential, using the same degree of care as Seller normally employs to safeguard its own confidential information from unauthorized use or disclosure, but in no event less than a reasonable degree of care.

          7.1.4 From and after the Execution Date, all Seller Proprietary Information (which shall not include Confidential Information exclusively concerning the NK-1 Program, the Purchased Assets and the Assumed Liabilities disclosed by Seller to Purchaser), shall be used by Purchaser solely as required to perform its obligations, exercise or enforce its rights under this Agreement (or the BSAA Agreement), or comply with applicable Law, and for no other purpose. Purchaser shall not disclose, or permit the disclosure of, any of the Seller Proprietary Information to any Person except those Persons to whom such disclosure is necessary to permit Purchaser to perform its obligations, exercise or enforce its rights under this Agreement (or the BSAA Agreement), or comply with applicable Law. Purchaser shall treat, and will cause its Affiliates and the directors, officers, employees, agents, representatives and advisors of Purchaser or any of their Affiliates to treat, the Seller Proprietary Information as confidential, using the same degree of care as Purchaser normally employs to safeguard its own confidential information from unauthorized use or disclosure, but in no event less than a reasonable degree of care.
          7.1.5 Purchaser acknowledges and agrees, that Seller (and its Affiliates) may retain one (1) or more copies of all or part of the documentation (including written or electronic records, files, manuals, filings, etc.), including any Purchaser Proprietary Information contained in such documentation, that Seller delivered to Purchaser as part of the Purchased Assets, in accordance with the provisions of and solely for the purposes set forth in this Section 7.1.
          7.1.6 In the event either Party is requested pursuant to, or required by, applicable Law to disclose any of the other Party’s Confidential Information (i.e., Seller Proprietary Information or Purchaser Proprietary Information, as applicable), it will notify the other Party in a timely manner so that such Party may seek a protective order or other appropriate remedy or, in such Party’s sole discretion, waive compliance with the confidentiality provisions of this Agreement. Each Party will co-operate in all reasonable respects, in connection with any reasonable actions to be taken for the foregoing purpose. In any event, the Party requested or required to disclose such Confidential Information may furnish it as requested or required pursuant to applicable Law (subject to any such protective order or other appropriate remedy) without liability under this Agreement, provided that such Party furnishes only that portion of the Confidential Information which such Party is advised by a reasoned opinion of its counsel is legally required, and such Party exercises reasonable efforts to obtain reliable assurances that confidential treatment will be accorded such Confidential Information.

     7.2 Publicity. The Parties shall jointly agree upon the necessity and content of any press release in connection with the Transactions. Any other publication, news release or other public announcement by a Party relating to this Agreement or to the performance under this Agreement shall first be reviewed and consented to in writing by the other Party; provided, however, that notwithstanding any contrary term contained in the Confidentiality Agreement, (i) any disclosure that is required by Law as advised by the disclosing Party’s counsel may be made without the prior written consent of the other Party and (ii) any Party may issue a press release or public announcement if the contents of such press release or public announcement have previously been made public other than through a breach of this Agreement by the issuing Party, without the prior written consent of the other Party. To the extent practicable, the disclosing Party shall give at least three (3) Business Days advance notice of any such legally required disclosure to the other Party, and such other Party may provide any comments on the proposed disclosure during such period and if not practicable, such lesser practicable period, if any. Notwithstanding any contrary term contained in the Confidentiality Agreement, to the extent that either Party determines that it or the other Party is required to file or register this Agreement, a summary thereof or a notification thereof to comply with the requirements of an applicable stock exchange or any Governmental Authority, including without limitation the SEC, such Party shall give at least three (3) Business Days advance written notice of any such required disclosure to the other Party. Prior to making any such filing, registration or notification, the Parties shall consult with respect thereto regarding confidentiality. The Parties shall cooperate, each at its own expense, in such filing, registration or notification, including without limitation such confidential treatment request, and shall execute all documents reasonably required in connection therewith.
     7.3 Availability of Records. After the Closing, in connection with Tax matters, governmental contracts, litigation or potential litigation, each as it relates to the NK-1 Compounds, NK-1 Program, Purchased Assets or Assumed Liabilities, Seller, on the one hand, and Purchaser, on the other hand, shall make available to the other Party and its Affiliates and Representatives during normal business hours when reasonably requested, all NK-1 Records and Retained Information in its possession and shall preserve all such information, records and documents until the later of: (i) **** after the Closing; (ii) the expiration of all statutes of limitations for assessing or collecting Taxes for periods ending on or prior to the Closing and periods including the Closing Date, including extensions thereof applicable to Seller or Purchaser; or (iii) the required retention period under any applicable Laws for all such information, records or documents (it being understood that the Parties shall not be required to provide any Tax Returns to any Person, other than as required by applicable Laws). Purchaser and Seller shall also make available to each other during normal business hours, when reasonably requested, personnel responsible for preparing or maintaining information, records and documents, in connection with Tax matters, governmental contracts, litigation or potential litigation, each as it relates to the NK-1 Compounds, NK-1 Program, Purchased Assets or Assumed Liabilities prior to the Closing Date (with respect to Seller) or from and after the Closing Date (with respect to Purchaser), including product liability and general insurance liability.

     7.4 Regulatory Matters.
          7.4.1 From and after the Closing Date, Purchaser, ****, shall be responsible for taking all actions, paying all fees (if any) and conducting all communication with the appropriate Governmental Authority required by Law in respect of the Regulatory Filings, including preparing and filing all reports (including adverse events) with the appropriate Governmental Authority.
          7.4.2 From and after the Closing, Purchaser, ****, shall be responsible for taking all actions and conducting all communication with Governmental Authorities with respect to NK-1 Compounds sold pursuant to the Regulatory Filings, including responding to all complaints in respect thereof, including complaints related to tampering or contamination, and investigating all complaints and adverse events with respect to NK-1 Compounds sold pursuant to the Regulatory Filings.
     7.5 Tax Matters. Purchaser shall be solely responsible for all sales, use, transfer and other related taxes, if any, arising out of the transfer by the Seller and its Affiliates of the Purchased Assets to Purchaser pursuant to this Agreement, provided that Purchaser shall not be responsible for any tax payable on any income or gain of Seller. Seller and Purchaser shall cooperate in preparing and timely filing all Tax Returns and other documentation relating to such Transfer Taxes as may be required by applicable Tax Law.
     7.6 Post-Closing Cooperation. Purchaser and Seller shall cooperate with each other, and shall cause their officers, employees, agents, auditors, and representatives to cooperate with each other, for a period necessary to fulfill the Term of Technical Transfer Services as described in Section 2.5.4 of this Agreement, to ensure the orderly transition of the NK-I Program from Seller to Purchaser and to minimize any disruption to the NK-l Program, including without limitation reasonable assistance in connection with Purchaser’s efforts to conduct development work under the Regulatory Filings.
     7.7 Limited Covenant Not to Sue. Seller, its successors and assigns, covenants to Purchaser that:
          (a) Seller shall not join, file, prosecute or maintain any suit, in law or equity, against the Purchaser (or any Person controlled by or under common control with Purchaser, or any licensees, sublicensees, manufacturers, suppliers, distributors, and customers of such Purchaser, or of such Purchaser-affiliated entities) under:
          (i) any patent owned or licensed by Seller as of the day following the effective date of the Merger (excluding those patents that claim inventions conceived by and reduced to practice after the effective date of the Merger) that claims a method of making, using, or administering, or a composition of matter, relating to the NK-1 Compounds, or that claims a device relating to the use thereof; or
          (ii) any patents owned or licensed by Seller at any time after the effective date of the Merger (excluding those patents that claim inventions conceived by and reduced to practice after the effective date of the Merger) that claim any aspect of the research, development, manufacture, use, import, export, distribution, or sale of the NK-1 Compounds.
     in each case, if such suit would have the potential to interfere with such Purchaser’s freedom to practice the research or development of the NK-1 Compounds.
          (b) As a condition of any assignment, transfer, or license to any third party of the above-described patents, the third party shall agree to provide a covenant whereby the third party covenants not to sue Purchaser (or any Person controlled by or under common control with Purchaser, or any licensees, sublicensees, manufacturers, suppliers, distributors, and customers.
     7.8 Periodic Reporting. Purchaser shall submit to the FTC and to any interim trustee appointed pursuant to the Consent Order any and all periodic reports required by Purchaser pursuant to the Consent Order.
     7.9 Rescission. In the event that the Merger is completed pursuant to a provisional consent decree with the FTC and the FTC subsequently withdraws or conditions its final approval of such provisional consent decree in a manner which requires the rescission of this Agreement as a condition of its final approval of such provisional consent decree, Seller shall have the right to require that the Transactions be rescinded and this Agreement be terminated. If Seller elects to rescind the Transactions (i) Seller shall refund to Purchaser the Purchase Price plus interest from the Closing Date to the date of rescission at a floating rate equal to the Prime Rate, (ii) Seller shall promptly reimburse Purchaser for reasonable out-of-pocket expenses incurred by Purchaser in connection with this Agreement, the Transactions, and the NK-1 Program, and (iii) Purchaser shall (at Seller’s expense) promptly take all necessary steps to return title to and possessions of the Purchased Assets to Seller. The benefits and liabilities attributable to ownership and operation of the Purchased Assets from and after the Closing Date to the date of rescission, if any, shall accrue to the Purchaser.

     7.10 Additional Information. Attached as Schedule 7.10 is the list of the Key Rolapitant Employees that is referred to in the Consent Order. The “Key Rolapitant Employees” means the Product Research and Development Employees and the Product Manufacturing Employees (both as defined in the Consent Order) who were members of the Rolapitant Project Team since January 11, 2008. For purposes hereof, Rolapitant Project Team means the Schering-Plough Research Institute Rolapitant development project team that was responsible for the decision making and oversight of the Rolapitant development program, which consisted of key functional area experts, which experts were named to such team in accordance with Schering-Plough’s normal practices because they had the functional experience to provide needed disciplinary technical expertise and the seniority to be empowered by their functional area to act on its behalf.
     7.11 Supply. Purchaser acknowledges and agrees that the quantities of Rolapitant NK-1 Drug Substance being transferred to Purchaser hereunder exceed the quantities required for Purchaser to conduct those Phase I, Phase II or Phase III clinical trials that it expects to perform in pursuit of Purchaser’s efforts to gain FDA approval of an NDA for Rolapitant in the United States for the treatment of CINV or PONV in humans (the “Clinical Requirements”). However, in order to ensure that, in the event Purchaser exhausts all of the quantities of Rolapitant NK-1 Drug Substance (the API) transferred by Seller as a Purchased Asset hereunder in pursuit of such efforts or the API becomes unfit for its intended purpose for any reason, Purchaser will have access to quantities of Rolapitant NK-1 Drug Substance to continue such efforts, the Parties hereby agree to the following:
          (a) Seller will retain **** of the Rolapitant NK-1 Drug Substance as back-up inventory for Purchaser (the “Hold Back API”). In the event that Purchaser exhausts all quantities of Rolapitant NK-1 Drug Substance as set forth above, or determines that the Rolapitant NK-1 Drug Substance is unfit for its intended purpose, Purchaser shall so notify Seller in writing and Seller shall release to Purchaser as soon as practicable and in accordance with the delivery instructions agreed between the Parties, the Hold Back API, **** cost to Purchaser. In the event that Purchaser does not require access to the Hold Back API during the period of time set forth in this Section 7.11, Seller hereby agrees to deliver the Hold Back API to Purchaser promptly following the satisfaction or termination of the obligation set forth herein.
          (b) In the event that Seller has delivered the Hold Back API to Purchaser in accordance with Section 7.11(a) and Purchaser exhausts all quantities of the Hold Back API or reasonably determines that the Hold Back API is unfit for its intended purpose, and therefore Purchaser requires additional quantities of Rolapitant NK-1 Compound for the satisfaction of Purchaser’s Clinical Requirements, then at Purchaser’s written request:
               (i) Seller hereby agrees to manufacture and deliver to Purchaser those quantities of Rolapitant NK-1 Compound as the Parties may agree upon, on usual and customary commercially reasonable terms and conditions of supply, including commercially reasonable advance notice of forecasted requirements. In furtherance of the foregoing, Purchaser shall make all commercially reasonable efforts to provide Seller with no less than **** notice of such forecasted requirements, provided, however, that in the event Purchaser can demonstrate that Purchaser’s need for the API is more immediate and that providing such prior written notice will materially harm Purchaser’s conduct of the NK-1 Program, Seller will take all commercially reasonable steps to accelerate production of such forecasted amounts of the Rolapitant NK-1 Compound for Purchaser;
               (ii) The supply cost for such additional quantities of Rolapitant NK-1 Compound shall be ****;
               (iii) The minimum batch size of Rolapitant NK-1 Compound that Purchaser may request hereunder shall be **** (a “Batch”);
               (iv) Purchaser hereby grants to Seller a royalty-free, non-exclusive, transferable and sublicensable license to NK-1 Intellectual Property, Retained Information and Retained Intellectual Property solely for the purpose of and to the extent required to make the Rolapitant NK-l Compound to satisfy its supply obligations hereunder; and
               (v) Purchaser hereby agrees to promptly provide to Seller copies of such NK- 1 Records or other Confidential Information as may be required to enable Seller to manufacture the Rolapitant NK-l Compound for Purchaser hereunder. Purchaser further agrees that Seller’s use of such NK-l Records or other Confidential Information for the purpose of satisfying its supply obligations hereunder shall not be the basis for any claim of a breach of the confidentiality provisions hereunder or under the terms of the Consent Order.
          ****;
          provided, futher, however, that the foregoing obligations shall remain in effect only until ****: (1) the date the Purchaser ****.
SECTION 8.
SURVIVAL AND INDEMNIFICATION
     8.1 Survival of Representations. The representations and warranties contained in this Agreement, the certificates delivered by Seller and Purchaser pursuant to Section 2.11.1(b) and 2.11.2(c), respectively, shall survive the Closing and remain in full force and effect until the **** anniversary of the Closing Date; provided, however, that if notice of any claim for indemnification pursuant to Section 8.2 or Section 8.3 shall have been given prior to the first anniversary of the Closing Date, the relevant representations and warranties shall survive for purposes of such claim until such time as such claim is finally resolved.
     8.2 Indemnification by Seller. Seller shall indemnify Purchaser and its Affiliates and their respective, officers, directors, employees, stockholders, agents and Representatives against, and hold them harmless from, any Losses, to the extent arising from:
          8.2.1 any breach of any representation or warranty of Seller contained in this Agreement or the certificate delivered by Seller pursuant to Section 2.11.1(b);
          8.2.2 any breach of any covenant of Seller contained in this Agreement;
          8.2.3 any Excluded Liabilities; and
          8.2.4 any fees, expenses or other payments incurred or owed by Seller to any brokers, financial advisors or comparable other Persons retained or employed by it in connection with the Transactions.

     8.3 Indemnification by Purchaser. Purchaser shall indemnify Seller and its Affiliates and their respective officers, directors, employees, stockholders, agents and Representatives against, and agrees to hold them harmless from, any Losses, to the extent arising from:
          8.3.1 any breach of any representation or warranty of Purchaser contained in this Agreement or the certificate delivered by Purchaser pursuant to Section 2.11.2(c);
          8.3.2 any breach of any covenant of Purchaser contained in this Agreement;
          8.3.3 any Assumed Liability; and
          8.3.4 any fees, expenses or other payments incurred or owed by Purchaser to any brokers, financial advisors or other comparable Persons retained or employed by it in connection with the Transactions.
     8.4 Procedures. In order for a Party (the “Indemnified Party”) to be entitled to any indemnification provided for under this Agreement in respect of, arising out of or involving a claim made by any Person against the Indemnified Party (a “Third Party Claim”), such Indemnified Party must notify the indemnifying party (the “Indemnifying Party”) in writing (and in reasonable detail) of the Third Party Claim within fifteen (15) Business Days after receipt by such Indemnified Party of notice of the Third Party Claim; provided, however, that failure to give such notification shall not affect the indemnification provided under this Agreement except to the extent the Indemnifying Party shall have been actually prejudiced as a result of such failure (except that the Indemnifying Party shall not be liable for any expenses incurred during the period in which the Indemnified Party failed to give such notice). Thereafter, the Indemnified Party shall deliver to the Indemnifying Party, within five (5) Business Days’ after the Indemnified Party’s receipt thereof, copies of all notices and documents (including court papers) received by the Indemnified Party relating to the Third Party Claim.
          8.4.1 If a Third Party Claim is made against an Indemnified Party, the Indemnifying Party shall be entitled to participate in the defense thereof and, if it so chooses, to assume the defense thereof with counsel selected by the Indemnifying Party. If the Indemnifying Party assumes such defense, the Indemnified Party shall have the right to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the Indemnifying Party, it being understood that the Indemnifying Party shall control such defense. The Indemnifying Party shall be liable for the reasonable fees and expenses of counsel employed by the Indemnified Party for any period during which the Indemnifying Party has not assumed the defense thereof (other than during any period in which the Indemnified Party shall have failed to give notice of the Third Party Claim as provided above). If the Indemnifying Party chooses to defend or prosecute a Third Party Claim, all Indemnified Parties shall cooperate in the defense or prosecution thereof. Such cooperation shall include the retention and (upon the Indemnifying Party’s request) the provision to the Indemnifying Party of records and information that are reasonably relevant to such Third Party Claim, and making employees and Representatives available on a mutually convenient basis to provide additional information and explanation of any material provided under this Agreement or other matters reasonably related to such Third Party Claim. Whether or not the Indemnifying Party assumes the defense of a Third Party Claim, the Indemnified Party shall not admit any liability with respect to, or settle, compromise or discharge, such Third Party Claim without the Indemnifying Party’s prior written consent (which consent shall not be unreasonably withheld). If the Indemnifying Party assumes the defense of a Third Party Claim, the Indemnified Party shall agree to any settlement, compromise or discharge of a Third Party Claim that the Indemnifying Party may recommend and that by its terms obligates the Indemnifying Party to pay the full amount of the Losses in connection with such Third Party Claim, which releases the Indemnified Party completely in connection with such Third Party Claim and that would not otherwise materially adversely affect the Indemnified Party.

          8.4.2 In the event any Indemnified Party should have a claim against any Indemnifying Party under Section 8.2 or 8.3 that does not involve a Third Party Claim being asserted against or sought to be collected from such Indemnified Party, the Indemnified Party shall deliver notice of such claim with reasonable promptness to the Indemnifying Party, but in any event not later than fifteen (15) Business Days after the Indemnified Party determines that it has or could have a claim to indemnification under this Agreement, stating the amount of Loss, if known, and method of computation thereof, and containing a specific reference to the provisions of this Agreement in respect of which such right of indemnification is claimed or arises. The failure by any Indemnified Party so to notify the Indemnifying Party shall not relieve the Indemnifying Party from any indemnification obligation that it may have to such Indemnified Party under Section 8.2 or 8.3, as applicable, except to the extent that the Indemnifying Party is prejudiced by such failure. If the Indemnifying Party disputes that it has an indemnification obligation with respect to such claim, the Indemnifying Party shall deliver notice of such dispute with reasonable promptness and the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute for a period of thirty (30) days following the receipt by the Indemnified Party of such dispute notice. If the Indemnified Party and the Indemnifying Party have not resolved such dispute during such time period through good faith negotiations, such dispute shall be resolved by litigation in an appropriate court of competent jurisdiction or other mutually agreeable non-judicial dispute resolution mechanism.
     8.5 Certain Limitations on Indemnification Obligations. Purchaser shall not be entitled to receive any indemnification payments under this Section 8 unless and until the aggregate amount of all indemnifiable Losses incurred by Purchaser equals One percent (1%) of the Purchase Price (the “Basket Amount”), whereupon Purchaser shall be entitled to receive in full indemnity payments for all such Losses that exceed the Basket Amount; provided that the maximum aggregate amount of indemnification payments under this Section 8 to which Purchaser shall be entitled shall not exceed Ten percent (10%) of Purchase Price (“Indemnification Cap”); and provided further that Purchaser shall not be permitted to submit a claim for indemnification if aggregate Losses with respect to such claim are less than Ten Thousand Dollars ($10,000). Notwithstanding the foregoing, any claims by Purchaser for indemnification as a result of Excluded Liabilities shall not be subject to the Indemnification Cap.
     8.6 Sole Remedy. Except as otherwise specifically provided in this Agreement or in the BSAA Agreement, each of the Parties acknowledge and agree that its sole and exclusive remedy after the Closing with respect to any and all claims and causes of action under or that are reasonably related to this Agreement, the Transactions, the NK-1 Program, the Purchased Assets and the Assumed Liabilities (other than claims of, or causes of action arising from, fraud, other tortious acts, or relating to breaches of covenants requiring performance after the Closing Date) shall be pursuant to the indemnification provisions set forth in this Section 8. In furtherance of the foregoing, each of the Parties hereby waives, from and after the Closing, to the fullest extent permitted under applicable Law, any and all rights, claims and causes of action under or that are reasonably related to this Agreement, the Transactions, the NK-1 Program, the Purchased Assets and the Assumed Liabilities (other than claims of, or causes of action arising from, fraud, other tortious acts, or relating to breaches of covenants requiring performance after the Closing Date) it may have against any other Party arising under or based upon any applicable Law or arising under or based upon common law or otherwise (except pursuant to the indemnification provisions set forth in Section 8.2 or 8.3, as applicable).

     8.7 Limitation on Liability. EXCEPT WITH RESPECT TO THIRD PARTY CLAIMS, THE INDEMNIFICATION OBLIGATIONS OF THE PARTIES SHALL NOT EXTEND TO INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING NK-1 PROGRAM INTERRUPTION, LOST PROFITS, LOSS OF USE, DAMAGE TO GOODWILL OR LOSS OF THE NK-1 PROGRAM.
SECTION 9.
MISCELLANEOUS
     9.1 Assignment; Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns; provided, however, that neither party may assign this Agreement without the prior written consent of the other party hereto, except that either party may assign its rights and obligations under this Agreement to an Affiliate without such consent.
     9.2 No Third Party Beneficiaries. This Agreement is solely for the benefit of the Parties and their respective Affiliates and no provision of this Agreement shall be deemed to confer upon any Third Parties any remedy, claim, liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement.
     9.3 Expenses. Except as otherwise specified in this Agreement, and regardless of whether or not the Transactions are consummated, each Party shall bear its own expenses with respect to the Transactions.
     9.4 Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (a) when received, if delivered personally, (b) when transmitted, if telecopied (which is confirmed), (c) upon receipt, if sent by registered or certified mail (postage prepaid, return receipt requested) and (d) the day after it is sent, if sent for next-day delivery to a domestic address by overnight mail or courier, to the Parties at the following addresses:
          If to Seller, to:

Schering-Plough Corporation 2000 Galloping Hill Road Kenilworth, NJ 07033 Attn: Senior Vice President, Business Development Facsimile: 908-298-7044
          with a copy sent concurrently to:

Schering-Plough Corporation 2000 Galloping Hill Road Kenilworth, NJ 07033 Attn: Group Vice President & Associate General Counsel, Global Human Pharmaceuticals Facsimile: 908-298-7303

          If to Purchaser, to:

OPKO Health, Inc. 4400 Biscayne Blvd. Miami, FL 33137 Attn: Jamie Freedman, Executive Vice President of R&D and Business Development Facsimile: 305-575-6444
          With a copy sent concurrently to:

OPKO Health, Inc. 4400 Biscayne Blvd. Miami, FL 33137 Attn: Kate Inman, Deputy General Counsel Facsimile: 305-575-4140
     provided, however, that if any Party shall have designated a different address by notice to the others, then to the last address so designated.
     9.5 Governing Law. This Agreement (including any claim or controversy arising out of or relating to this Agreement) shall be governed by the laws of the State of Delaware without regard to conflict of law principles.
     9.6 Dispute Resolution.
          9.6.1 The Parties shall attempt in good faith to resolve any dispute arising out of or relating to this Agreement promptly by negotiation between executives who have authority to settle the controversy and who are at a higher level of management than the persons with direct responsibility for administration of this Agreement. Any Party may give the other Parties written notice of any dispute not resolved in the normal course of business. Within ten (10) days after delivery of the notice, the receiving Party shall submit to the other Party a written response. The notice and response shall include: (a) a statement of that Party’s position and a summary of arguments supporting that position, and (b) the name and title of the executive who will represent that Party and of any other person who will accompany the executive. Within thirty (30) days after delivery of the initial notice, the executives of both Parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to attempt to resolve the dispute. All reasonable requests for information made by one Party to the other Party will be honored. All negotiations pursuant to this Section are confidential and shall be treated as compromise and settlement negotiations for purposes of applicable rules of evidence.
          9.6.2 Except for disputes concerning non-payment of a development milestone payment when due (which are not subject to the remainder of this Section 9.6), if a dispute has not been resolved by negotiation as provided in Section 9.6.1 within forty-five (45) days after delivery of the initial notice of negotiation, or if the parties failed to meet within thirty (30) days after delivery, the Parties shall endeavor to settle the dispute by mediation under the CPR Mediation Procedure then currently in effect, provided, however, that if one Party fails to participate in the negotiation as provided in this Section, the other Party can initiate mediation prior to the expiration of the forty-five (45) day period. Unless otherwise agreed, the Parties will select a mediator from the CPR Panels of Distinguished Neutrals.

          9.6.3 Each Party will bear its own cost of mediation, including any counsel fees; provided, however, the cost charged by any independent Third Party mediator will be shared equally by the Parties. In the mediation, each Party shall be represented by a business person fully authorized to negotiate and settle the dispute and may also be represented by counsel.
          9.6.4 Any dispute which has not been resolved by mediation as provided in Section 9.6.2 within forty-five (45) days after initiation of the mediation procedure shall be finally resolved by arbitration in accordance with the CPR Rules for Non-Administered Arbitration then currently in effect by a sole arbitrator; provided, however, that if one Party fails to participate in either the negotiation or mediation as provided in Section 9.6.1 or 9.6.2, the other Parties can commence arbitration prior to the expiration of the time periods set forth above. The arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. §§1 et seq., and judgment upon the award rendered by the arbitrator(s) may be entered by any court having jurisdiction thereof.
     9.7 Injunctive Relief. Notwithstanding anything to the contrary in this Agreement, either Party will have the right to seek temporary injunctive relief in any court of competent jurisdiction as may be available to such Party under the laws and rules applicable in such jurisdiction with respect to any matters arising out of the other Party’s performance of its obligations under this Agreement. Either Party agrees that in the event the other Party institutes an appropriate Action seeking injunctive/equitable relief for specific performance under this Agreement, the Party seeking such relief shall not be required to provide the other Party with service of process of a complaint and summons under the procedures set forth in any non-United States judicial process or system. Under such circumstances, the Party seeking such relief need only provide the other Party with two copies of a true, correct and lawfully issued summons and complaint, via overnight mail (next day delivery).
     9.8 Termination. Without prejudice to other remedies which may be available to the Parties by Law or this Agreement, this Agreement may be terminated at any time prior to the Closing Date:
          9.8.1 by the mutual written consent of the Parties;
          9.8.2 by the Purchaser by written notice to the Seller if the Closing has not occurred on or prior to **** after the Execution Date, provided that the failure of the Closing to occur by such date is not attributable in whole or in part to a failure of the Purchaser to fulfill any of its obligations under this Agreement;
          9.8.3 by any Party, by written notice to the other Parties if a court of competent jurisdiction or governmental, regulatory or administrative agency or commission shall have issued an order, decree or ruling or taken any other action, in each case permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such order, decree, ruling or other action shall have become final and nonappealable; or

          9.8.4 by any Party, if the FTC shall have disapproved of this Agreement or the Parties hereto at any time.
     9.9 Effect of Termination. In the event of termination of this Agreement pursuant to Section 9.8, this Agreement shall forthwith become null and void and there shall be no liability on the part of any Party, or any Party’s Affiliates, with respect to this Agreement, except that such a termination shall not preclude any party from suing any other party for breach of this Agreement. The following Sections shall survive any termination of this Agreement: Section 1, Section 7.1, Section 7.2, Section 7.3 and Section 9.2 which shall remain in full force and effect.
     9.10 Amendments; Entire Agreement. This Agreement may not be amended, supplemented or otherwise modified except by an instrument in writing signed by all of the Parties. This Agreement, the BSAA Agreement and the Confidentiality Agreement contain the entire agreement of the Parties with respect to the Transactions, superseding all negotiations, prior discussions and preliminary agreements made prior to the Closing Date.
     9.11 Waiver. The failure of any Party to enforce any condition or part of this Agreement at any time shall not be construed as a waiver of that condition or part, nor shall it forfeit any rights to future enforcement thereof.
     9.12 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, such determination shall not affect the enforceability of any others or of the remainder of this Agreement.
     9.13 Schedules. Purchaser agrees that any disclosure by Seller in any Schedule attached to this Agreement shall not establish any threshold of materiality or concede the materiality of any matter or item disclosed.
     9.14 Construction. The language in all parts of this Agreement shall be construed, in all cases, according to its fair meaning. The Parties acknowledge that each Party and its counsel have reviewed and revised this Agreement and that any rule of construction to the effect that any ambiguities are to be resolved against the drafting Party shall not be employed in the interpretation of this Agreement.
     9.15 Headings. The headings of the Sections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement.
     9.16 Counterparts. This Agreement may be executed manually or by facsimile by the Parties, in any number of counterparts, each of which shall be considered one and the same agreement and shall become effective when a counterpart of this Agreement shall have been signed by each of the Parties and delivered to the other Party.

IN WITNESS WHEREOF, the Parties have caused this Asset Purchase Agreement to be executed by their respective duly authorized representatives as of the date first above written.

SCHERING CORPORATION
By:
Name:
Title:

OPKO HEALTH, INC.
By:
Name:
Title:

EXHIBIT A
BILL OF SALE AND ASSIGNMENT AND ASSUMPTION AGREEMENT
     This BILL OF SALE AND ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Assignment Agreement”) is dated as of October 12, 2009 and is entered into by and between Schering Corporation, a New Jersey corporation (“Seller”); and OPKO Health, Inc., a Delaware corporation (“Purchaser”). Seller and Purchaser are sometimes referred to herein, individually, as a “Party” and, collectively, as the “Parties.”
     WHEREAS, Purchaser and Seller have entered into an Asset Purchase Agreement dated as of October 12, 2009 (the “APA”); and
     WHEREAS, pursuant to the APA, Seller agreed to sell the Purchased Assets, and Purchaser agreed to purchase the Purchased Assets and to assume the Assumed Liabilities from Seller.
     NOW THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:
     1. Definitions. Unless otherwise defined herein, all capitalized terms used in this Assignment Agreement shall have the meanings set forth in the APA.
     2. Conveyance and Acceptance. In accordance with the provisions of the APA, Seller hereby sells, conveys, transfers, assigns and delivers to Purchaser, and Purchaser hereby purchases, takes delivery of and acquires from Seller, all of Seller’s right, title and interest in and to the Purchased Assets.
     3. Assumption of Assumed Liabilities. In accordance with the provisions of the APA, Seller hereby assigns, delegates and transfers to Purchaser the Assumed Liabilities, and Purchaser hereby assumes, accepts and agrees to pay, perform or otherwise discharge, in accordance with their respective terms and subject to the respective conditions thereof, the Assumed Liabilities.
     4. Miscellaneous.
          (a) This Assignment Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns.
          (b) This Assignment Agreement (including any claim or controversy arising out of or relating to this Assignment Agreement) shall be governed by the law of the State of Delaware without regard to conflict of law principles. The Parties hereto agree that any disputes which may arise out of this Assignment Agreement which relate to any Party’s rights and/or obligations hereunder shall be resolved in accordance with the provisions of Section 9.6 of the APA.

Exhibit A-1

          (c) This Assignment Agreement may be amended or modified only by a written instrument executed by all of the Parties.
          (d) If any term, provision, covenant or restriction of this Assignment Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, such determination shall not affect the enforceability of any others or the remainder of this Assignment Agreement.
          (e) This Assignment Agreement may be executed manually or by facsimile by the Parties, in any number of counterparts, each of which shall be considered one and the same agreement and shall become effective when a counterpart hereof shall have been signed by each of the Parties and delivered to the other Party.
     IN WITNESS WHEREOF, the Parties have caused this Assignment Agreement to be executed by their respective duly authorized representatives as of the date first above written.

SCHERING CORPORATION
By:	/s/
Name:
Title:

OPKO HEALTH, INC.
By:	/s/
Name:
Title:

Exhibit A-2

EXHIBIT B
NK-1 DRUG SUBSTANCE

SCH 619734 - Drug Substance
Approximate Total Quantity (kg)	Quantity (kg)	Lot #	Date Mfg	Retest	Expiry	Use	Comments

****	****	07-619734-TM-201	14-****	2-****	2-****	****	produced via ****
	****	07-619734-TM-202	14-****	6-****	6-****	****	produced via ****
****	****	08-619734-TM-004	26-****	26-****	TBD	****	produced via ****
	****	08-619734-TM-005	2-****	2-****	TBD	****	produced via ****
	****	08-619734-TM-006	10-****	10-****	TBD	****	produced via ****
****	****	08-619734-TM001R	22-****	22-****	TBD	****	produced via ****
	****	08-619734-TM-003	20-****	12-****	TBD	****	produced via ****
****	****	08-619734-TM-201		6-****	TBD	****	produced via ****

**** (various batches ****)	****	R05-031		26-****	TBD	****	****
	****	SZ-04-619734-TX-002		3-****	3-****	****
	****	SZ-04-619734-TX-005		6-****	6-****	****
	****	SZ-04-619734-TX-005		6-****	6-****	****
	****	SZ-05-619734-TX-007		23-****	23-****	****	****
	****	K-H08396		28-****	28-****	****
	****	W-H01586			26-****	****
	****	W-H01607			26-****	****
	****	08-619734-TM-002		13-****		****

SCH 619734 - Drug Product
Approximate Total Quantity (kg)	Quantity (tablets)	Lot #	Date Mfg	Retest	Expiry	Use	Comments

**** mg placebos	****	K-370428 (PII)	22-****	31-****	TBD	**** purposes	mfg for ****
	****	K-370429 (PII)	22-****	31-****	TBD	**** purposes	mfg for ****
**** mg tablets	****	K-370426 (PII)	7-****	30-****	TBD	**** purposes	mfg for ****
	****	K-370427 (PII)	7-****	30-****	TBD	**** purposes	mfg for ****
5-
**** mg tablets	****	W-H01553	5-****	****	5-****	****	mfg for ****

Exhibit B-1

SCH 619734 - Intermediates
Total Quantity (kg)	Quantity (kg)	Lot #	Date Mfg	Retest	Expiry	Use	Comments

****	****	K-H08967	03-****	21-****	TBD	****	****intermediate; ****

SCH 900978 - Reference Standards
Total Quantity (kg)	Quantity (kg)	Lot #	Date Mfg	Retest	Expiry	Use	Comments

****	****			****

SCH 900978 - Drug Substance
Total Quantity (kg)	Quantity (kg)	Lot #	Date Mfg	Retest	Expiry	Use	Comments

****	****	07-900978-GX-102-R1	12-****	12-****	12-****	****	produced via ****
	****	07-900978-GX-102-R1	12-****	12-****	12-****	****	produced via ****
****	****	07-900978-GX-103-R1	14-****	14-****	14-****	****	produced via ****
	****	07-900978-GX-103-R1	14-****	14-****	14-****	****	produced via ****
****	****	07-900978-GX-104	7-****	7-****	7-****	****	produced via ****
	****	07-900978-GX-104	7-****	7-****	7-****	****	produced via ****
****	****	07-900978-GX-101		7-****	7-****	****	produced via ****

SCH 900978 - Intermediates
Total Quantity (kg)	Quantity (kg)	Lot #	Date Mfg	Retest	Expiry	Use	Comments

weight not listed	weight not listed	07-900978-F-004					SCH 900978-F
****	****	07-900978-G-104R					****; SCH 900978-G
	****	07-900978-G-103-R1					****; SCH 900978-G

SCH 900978 - Starting Materials
Total Quantity (kg)	Quantity (kg)	Lot #	Date Mfg	Retest	Expiry	Use	Comments

****	****	070167D		29-****		****	SCH 900978-C
****	****	070167E		29-****		****	SCH 900978-C
****	****	071080A		4-****		****	SCH 900978-M
****	****	070180B01				****	SCH 900978-M

SCH 900978 - Reference Standards
Total Quantity (kg)	Quantity (kg)	Lot #	Date Mfg	Retest	Expiry	Use	Comments

****	****	BJ-85296-33		****			900978-C Reference
****	****	BJ-83274-151		****			900978-M Reference ****
****	****	80340-76			2****		900978

In accordance with Section 7.11 of the Agreement, Seller shall retain the Hold Back API until its obligations under Section 7.11 have been met in accordance with the terms thereof.

Exhibit B-2

EXHIBIT C
NK-1 PATENTS

Case Number	Country	Status	Appln Number	Appln Date	Patent Number	Grant Date	Exp Date
6187	AR	FILED	P050102686	06/29/2005
6187	AU	FILED	2005262330	06/29/2005
6187	BR	FILED	PI0512958-3	06/29/2005
6187	CA	FILED	2570197	06/29/2005
6187	CL	FILED	1643-2005	06/30/2005
6187	CN	FILED	200580028596.5	06/29/2005
6187	CO	FILED	06-128.357	06/29/2005
6187	EC	FILED	SP-06-7123	06/29/2005
6187	EP	FILED	05787862.1	06/29/2005
6187	HK	FILED	07107432.4	07/11/2007
6187	IN	FILED	4817/CHENP/2006	06/29/2005
6187	ID	FILED	W00200603796	06/29/2005
6187	IL	FILED	180329	06/29/2005
6187	JP	FILED	2007-519458	06/29/2005
6187	KR	FILED	2006-7027877	06/29/2005
6187	MY	FILED	PI20052967	06/29/2005
6187	MX	FILED	MX/A/2007/000030	06/29/2005
6187	NZ	FILED	552059	06/29/2005
6187	NO	FILED	20070588	06/29/2005
6187	WO	INACTIVE	US2005/023427	06/29/2005
6187	PE	FILED	764.2005	06/30/2005
6187	PH	FILED	1-2007-500162	06/29/2005
6187	RU	FILED	2007103611	06/29/2005
6187	ZA	GRANTED	2006/10666	06/29/2005	2006/10666	06/25/2008	06/29/2025
6187	SG	FILED	200608755-5	06/29/2005
6187	TW	FILED	094122193	06/30/2005
6187	TH	FILED	0501003040	06/30/2005
6187	US	INACTIVE	60/584502	07/01/2004			07/01/2005
6187	US	FILED	11/172289	06/30/2005
6187	VE	FILED	2005-001318	06/29/2005

Exhibit C-1

Case Number	Status	Appln Number	Appln Date	Patent No.	Grant Date	Exp Date
CN01524K AL	GRANTED	1463716	12/17/2002	AL/P/2008/2601	02/13/2008	12/17/2022
CN01524K AR	FILED	P020104877	12/16/2002
CN01524K AU	GRANTED	2002357264	12/17/2002	2002357264	12/07/2006	12/17/2022
CN01524K AT	GRANTED	02805167.0	12/17/2002	E386023	02/13/2008	12/17/2022
CN01524K BE	GRANTED	02805167.0	12/17/2002	1463716	02/13/2008	12/17/2022
CN01524K BR	FILED	PI0215158-8	12/17/2002
CN01524K BG	GRANTED	02805167.0	12/17/2002	1463716	02/13/2008	12/17/2022
CN01524K CA	FILED	2470476	12/17/2002
CN01524K CL	FILED	2884-2002	12/16/2002
CN01524K CN	FILED	02825561.5	12/17/2002
CN01524K CO	FILED	04054290	12/17/2002
CN01524K CY	GRANTED	02805167.0	12/17/2002	1463716	02/13/2008	12/17/2022
CN01524K CZ	GRANTED	02805167.0	12/17/2002	1463716	02/13/2008	12/17/2022
CN01524K DK	GRANTED	02805167.0	12/17/2002	1463716	02/13/2008	12/17/2022
CN01524K EC	FILED	04-5159	12/17/2002
CN01524K EP/PCT	INACTIVE	02805167.0	12/17/2002	1463716	02/13/2008	12/17/2022
CN01524KB EP	FILED	07118674.6	10/17/2007
CN01524K EE	GRANTED	E002138	12/17/2002	1463716	02/13/2008	12/17/2022
CN01524K FI	GRANTED	02805167.0	12/17/2002	1463716	02/13/2008	12/17/2022
CN01524K FR	GRANTED	02805167.0	12/17/2002	1463716	02/13/2008	12/17/2022
CN01524K GB	GRANTED	02805167.0	12/17/2002	1463716	02/13/2008	12/17/2022
CN01524K DE	GRANTED	02805167.0	12/17/2002	60225067.6	02/13/2008	12/17/2022
CN01524K GR	GRANTED	02805167.0	12/17/2002	3065365	02/13/2008	12/18/2022
CN01524K HK	GRANTED	04107784.1	10/09/2004	HK1065036	07/18/2008	12/17/2022
CN01524KB HK	FILED	08105913.5	05/27/2008
CN01524K HU	GRANTED	02805167.0	12/17/2002	1463716	02/13/2008	12/17/2022
CN01524K HU	FILED	P0402679	12/17/2002
CN01524K IN	GRANTED	01329/CHENP/2004	12/17/2002	218814	04/16/2008	12/17/2022
CN01524K ID	FILED	W00200401295	12/17/2002
CN01524K IE	GRANTED	02805167.0	12/17/2002	1463716	02/13/2008	12/17/2022
CN01524K IL	FILED	162484	12/17/2002
CN01524K IT	GRANTED	02805167.0	12/17/2002	1463716	02/13/2008	12/17/2022
CN01524K JP	FILED	2003-552727	12/17/2002
CN01524K KR	FILED	2004-7009445	12/17/2002
CN01524K LV	GRANTED	02805167.0	12/17/2002	1463716	02/13/2008	12/17/2022
CN01524K LT	GRANTED	02805167.0	12/17/2002	1463716	02/13/2008	12/17/2022
CN01524K LU	GRANTED	02805167.0	12/17/2002	1463716	02/13/2008	12/18/2022
CN01524K MK	GRANTED	P-2008/65	12/17/2002	1463716	02/13/2008	12/17/2022
CN01524K MY	GRANTED	PI20024703	12/16/2002	MY-136697-A	11/28/2008	12/16/2022
CN01524KB MY	FILED	PI20064327	10/13/2006
CN01524KB MX	FILED	MX/A/2007/009703	08/10/2007
CN01524K MX	GRANTED	PA/a/2004/005910	12/17/2002	250638	10/22/2007	12/17/2022
CN01524K MC	GRANTED	02805167.0	12/17/2002	1463716	02/13/2008	12/17/2022
CN01524K NL	GRANTED	02805167.0	12/17/2002	1463716	02/13/2008	12/17/2022

Exhibit C-2

Case Number	Status	Appln Number	Appln Date	Patent No.	Grant Date	Exp Date
CN01524K NZ	GRANTED	532975	12/17/2002	532975	06/07/2007	12/17/2022
CN01524KB NZ	GRANTED	551997	12/12/2006	551997	11/13/2008	12/17/2022
CN01524K NO	FILED	20043041	12/17/2002
CN01524K WI	INACTIVE	US02/40203	12/17/2002
CN01524KB PE	FILED	1006.2006	08/18/2006
CN01524K PE	GRANTED	1200.2002	12/12/2002	4880	02/07/2008	12/12/2022
CN01524K PH	FILED	1-2004-500780	12/17/2002
CN01524K PL	FILED	P370841	12/17/2002
CN01524K PT	GRANTED	02805167.0	12/17/2002	1463716	02/13/2008	12/17/2022
CN01524K RO	GRANTED	1015273	12/17/2002	1463716	02/13/2008	12/17/2022
CN01524K RU	GRANTED	2004122109	12/17/2002	2326120	06/10/2008	12/17/2022
CN01524K ZA	GRANTED	2004/04583	12/17/2002	2004/4583	02/22/2006	12/17/2022
CN01524K CH	GRANTED	02805167.0	12/17/2002	1463716	02/13/2008	12/17/2022
CN01524K SG	GRANTED	200402928-6	12/17/2002	104238	07/31/2006	12/17/2022
CN01524KB SG	FILED	200604791-4	07/14/2006
CN01524K SI	GRANTED	1463716	12/17/2002	P-200230671	02/13/2008	12/17/2022
CN01524K SK	GRANTED	02805167.0	12/17/2002	1463716	02/13/2008	12/17/2022
CN01524K ES	GRANTED	02805167.0	12/17/2002	2299637	02/13/2008	12/17/2022
CN01524K SE	GRANTED	02805167.0	12/17/2002	1463716	02/13/2008	12/17/2022
CN01524K TW	FILED	091136267	12/16/2002
CN01524K TH	FILED	078807	12/16/2002
CN01524K TR	GRANTED	02805167.0	12/17/2002	1463716	02/13/2008	12/17/2022
CN01524K1 US	GRANTED	10/321687	12/17/2002	7049320	05/23/2006	12/08/2023
CN01524K1B US	FILED	11/358827	02/21/2006
CN01524P US	INACTIVE	60/341452	12/18/2001			12/18/2002
CN01524K VE	FILED	2002-02437	12/13/2002
PC1524/TA	DOCKETED

Exhibit C-3

Case Number	Country	Status	Appln Number	Appln Date	Patent No.	Grant Date	Exp Date
6453	AR	FILED	P070101438	04/04/2007
6453	CA	FILED	2648604	04/04/2007
6453	CL	FILED	2007-946	04/04/2007
6453	CN	FILED	200780015817.4	04/04/2007
6453	EP	FILED	07774640.2	04/04/2007
6453	HK	DOCKETED
6453	JP	FILED	2009-504269	04/04/2007
6453	MX	FILED	MX/a/2008/012935	04/04/2007
6453	WO	INACTIVE	US2007/008344	04/04/2007
6453	PE	FILED	413.2007	04/04/2007
6453	ZA	FILED	2008/08464	04/04/2007
6453	SG	FILED	200807320-7	04/04/2007
6453	TW	FILED	096112166	04/04/2007
6453	TH	FILED	0701001645	04/04/2007
6453	US	INACTIVE	60/789280	04/05/2006
6453	US	FILED	11/732548	04/04/2007
6453	VE	FILED	2007-000685	04/04/2007

Exhibit C-4

Case Number	Status	Appn Number	Appln Date	Patent No.	Grant Date	Exp Date
6458 AR	FILED	P070101440	04/04/2007
6458 AU	FILED	2007233389	04/04/2007
6458 BR	FILED	PI0710577-0	04/04/2007
6458 CA	FILED	2648640	04/04/2007
6458 CL	FILED	2007-945	04/04/2007
6458 CN	FILED	200780020640.7	04/04/2007
6458 CO	FILED	08-105.792	04/04/2007
6458 EP	FILED	07774641.0	04/04/2007
6458 HK	DOCKETED
6458 IN	FILED	5300/CHENP/2008	04/04/2007
6458 ID	FILED	W00200803268	04/04/2007
6458 JP	FILED	2009-504270	04/04/2007
6458 KR	FILED	2008-7026488	04/04/2007
6458 MX	FILED	MX/a/2008/012936	04/04/2007
6458 NZ	FILED	571693	04/04/2007
6458 NO	FILED	20084660	04/04/2007
6458 WO	INACTIVE	US2007/008345	04/04/2007
6458 PE	FILED	412.2007	04/04/2007
6458 PH	FILED	1-2008-502238	04/04/2007
6458 ZA	FILED	2008/08465	04/04/2007
6458 SG	FILED	200807321-5	04/04/2007
6458 TW	FILED	096112177	04/04/2007
6458 TH	FILED	0701001644	04/04/2007
6458 US	GRANTED	11/732663	04/04/2007	7563801	07/21/2009	04/04/2027
6458 US	FILED	12/487263	06/18/2009
6458 US	INACTIVE	60/789514	04/05/2006			04/05/2007
6458 VE	FILED	2007-000684	04/04/2007

Exhibit C-5

Case					Next Tax	Publication	Publication
No.	Country	Status	Appln No.	Appln Date	Date	Date	No.
6459	AR	Inactive	P070101435	04/04/2007		06/11/2008	AR060352A1
6459	CL	Inactive	2007-947	04/04/2007
6459	WO	Inactive	US2007-008346	04/04/2007		10/11/2007	WO07/114922
6459	PE	Inactive	415.2007	04/04/2007	04/30/2010
6459	TW	Inactive	096112181	04/04/2007		02/01/2008	200806666
6459	TH	Inactive	0701001643	04/04/2007
6459	US	Expired Prov.	60/789513	04/05/2006
6459	VE	Inactive	2007-000683	04/04/2007

Exhibit C-6

Case Number	Status	Appln Number	Appln Date	Patent Number	Grant Date	Exp Date
6627 AR	FILED	P080101153	03/19/2008
6627 CL	FILED	0819-2008	03/20/2008
6627 PK	FILED	304/2008	03/20/2008
6627 WO	FILED	US2008/003653	03/20/2008
6627 PE	FILED	515.2008	03/19/2008
6627 TW	FILED	097109944	03/20/2008
6627 TH	FILED	0801001384	03/20/2008
6627 US	INACTIVE	60/919501	03/22/2007			03/22/2008
6627 VE	FILED	00543	03/19/2008
Case Number	Status	Appln Number	Appln Date	Patent Number	Grant Date	Exp Date
6628 AR	FILED	P080101154	03/19/2008
6628 WO	FILED	US2008/003640	03/20/2008
6628 US	INACTIVE	60/919666	03/22/2007			03/22/2008
Case Number	Status	Appln Number	Appln Date	Patent Number	Grant Date	Exp Date
6840 US	FILED	61/094474	09/05/2008			09/05/2009
Case Number	Status	Appln Number	Appln Date	Patent Number	Grant Date	Exp Date
****	****	****	****

Exhibit C-7

Exhibit D
Form of Recordation Document
Short-Form Patent Assignment
     Schering Corporation, a New Jersey corporation having a business address at 2000 Galloping Hill Road, Kenilworth, New Jersey 07033 (“ASSIGNOR”) was heretofore the owner of the entire right, title and interest in the patent applications referred to in Annex 1 to this Short-Form Patent Assignment (“Assigned Families”).
     By prior assignment pursuant to that certain Asset Purchase Agreement executed between ASSIGNOR and OPKO Health, Inc., a Delaware corporation having a business address at 4400 Biscayne Boulevard, Suite 1180, Miami, Florida 33137 (“OPKO”) effective October 12, 2009, ASSIGNOR transferred, assigned and conveyed to OPKO, the entire right, title, and interest in and to the Assigned Families and Letters Patent that may be issued on any of the Assigned Families in the United States, Australia, Canada, Japan, the countries in the European Patent Organisation, and everywhere else in the world.
     NOW, THEREFORE, ASSIGNOR hereby acknowledges that, in consideration of the foregoing and the good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, set forth in such Assignment and License Agreement, ASSIGNOR has heretofore transferred, assigned and conveyed to OPKO all right, title and interest in and to the Assigned Families and Letters Patent that may be issued on any of the Assigned Families in the United States, Australia, Canada, Japan, the countries in the European Patent Organisation, and everywhere else in the world.
     ASSIGNOR authorizes and requests the Commissioner of Patents and Trademarks of the United States and of Australia, Canada, Japan, the countries in the European Patent Organisation, and anywhere else in the world to issue any Letters Patent granted on the Assigned Families, whether on any subsequently filed division, continuation, continuation-in-part, reexamination, or reissue application, to OPKO, its successors and assigns, as the assignee of the entire interest in the Assigned Families.

Exhibit D-1

IN TESTIMONY WHEREOF, the undersigned has executed this instrument on the                                  day of                                                        2009.

SCHERING CORPORATION
By:
Name:
Title:

State of	)
County of	)

On                                  before me,                                            ,
personally appeared
☐ personally known to me — OR- ☐ proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary

Exhibit D-2

ANNEX 1 TO SHORT-FORM PATENT ASSIGNMENT

Case No.	Country	Status	Appln Number	Appln Date	Patent No.	Grant Date	Exp Date
6187	AR	FILED	P050102686	06/29/2005
6187	AU	FILED	2005262330	06/29/2005
6187	BR	FILED	PI0512958-3	06/29/2005
6187	CA	FILED	2570197	06/29/2005
6187	CL	FILED	1643-2005	06/30/2005
6187	CN	FILED	200580028596.5	06/29/2005
6187	CO	FILED	06-128.357	06/29/2005
6187	EC	FILED	SP-06-7123	06/29/2005
6187	EP	FILED	05787862.1	06/29/2005
6187	HK	FILED	07107432.4	07/11/2007
6187	IN	FILED	4817/CHENP/2006	06/29/2005
6187	ID	FILED	W00200603796	06/29/2005
6187	IL	FILED	180329	06/29/2005
6187	JP	FILED	2007-519458	06/29/2005
6187	KR	FILED	2006-7027877	06/29/2005
6187	MY	FILED	PI20052967	06/29/2005
6187	MX	FILED	MX/A/2007/000030	06/29/2005
6187	NZ	FILED	552059	06/29/2005
6187	NO	FILED	20070588	06/29/2005
6187	WO	INACTIVE	US2005/023427	06/29/2005
6187	PE	FILED	764.2005	06/30/2005
6187	PH	FILED	1-2007-500162	06/29/2005
6187	RU	FILED	2007103611	06/29/2005
6187	ZA	GRANTED	2006/10666	06/29/2005	2006/10666	06/25/2008	06/29/2025
6187	SG	FILED	200608755-5	06/29/2005
6187	TW	FILED	094122193	06/30/2005
6187	TH	FILED	0501003040	06/30/2005
6187	US	INACTIVE	60/584502	07/01/2004			07/01/2005
6187	US	FILED	11/172289	06/30/2005
6187	VE	FILED	2005-001318	06/29/2005

Exhibit D-3

Case Number	Status	Appln Number	Appln Date	Patent No.	Grant Date	Exp Date
CN01524K AL	GRANTED	1463716	12/17/2002	AL/P/2008/2601	02/13/2008	12/17/2022
CN01524K AR	FILED	P020104877	12/16/2002
CN01524K AU	GRANTED	2002357264	12/17/2002	2002357264	12/07/2006	12/17/2022
CN01524K AT	GRANTED	02805167.0	12/17/2002	E386023	02/13/2008	12/17/2022
CN01524K BE	GRANTED	02805167.0	12/17/2002	1463716	02/13/2008	12/17/2022
CN01524K BR	FILED	PI0215158-8	12/17/2002
CN01524K BG	GRANTED	02805167.0	12/17/2002	1463716	02/13/2008	12/17/2022
CN01524K CA	FILED	2470476	12/17/2002
CN01524K CL	FILED	2884-2002	12/16/2002
CN01524K CN	FILED	02825561.5	12/17/2002
CN01524K CO	FILED	04054290	12/17/2002
CN01524K CY	GRANTED	02805167.0	12/17/2002	1463716	02/13/2008	12/17/2022
CN01524K CZ	GRANTED	02805167.0	12/17/2002	1463716	02/13/2008	12/17/2022
CN01524K DK	GRANTED	02805167.0	12/17/2002	1463716	02/13/2008	12/17/2022
CN01524K EC	FILED	04-5159	12/17/2002
CN01524K EP/PCT	INACTIVE	02805167.0	12/17/2002	1463716	02/13/2008	12/17/2022
CN01524KB EP	FILED	07118674.6	10/17/2007
CN01524K EE	GRANTED	E002138	12/17/2002	1463716	02/13/2008	12/17/2022
CN01524K FI	GRANTED	02805167.0	12/17/2002	1463716	02/13/2008	12/17/2022
CN01524K FR	GRANTED	02805167.0	12/17/2002	1463716	02/13/2008	12/17/2022
CN01524K GB	GRANTED	02805167.0	12/17/2002	1463716	02/13/2008	12/17/2022
CN01524K DE	GRANTED	02805167.0	12/17/2002	60225067.6	02/13/2008	12/17/2022
CN01524K GR	GRANTED	02805167.0	12/17/2002	3065365	02/13/2008	12/18/2022
CN01524K HK	GRANTED	04107784.1	10/09/2004	HK1065036	07/18/2008	12/17/2022
CN01524KB HK	FILED	08105913.5	05/27/2008
CN01524K HU	GRANTED	02805167.0	12/17/2002	1463716	02/13/2008	12/17/2022
CN01524K HU	FILED	P0402679	12/17/2002
CN01524K IN	GRANTED	01329/CHENP/2004	12/17/2002	218814	04/16/2008	12/17/2022
CN01524K ID	FILED	W00200401295	12/17/2002
CN01524K IE	GRANTED	02805167.0	12/17/2002	1463716	02/13/2008	12/17/2022
CN01524K IL	FILED	162484	12/17/2002
CN01524K IT	GRANTED	02805167.0	12/17/2002	1463716	02/13/2008	12/17/2022
CN01524K JP	FILED	2003-552727	12/17/2002
CN01524K KR	FILED	2004-7009445	12/17/2002
CN01524K LV	GRANTED	02805167.0	12/17/2002	1463716	02/13/2008	12/17/2022
CN01524K LT	GRANTED	02805167.0	12/17/2002	1463716	02/13/2008	12/17/2022
CN01524K LU	GRANTED	02805167.0	12/17/2002	1463716	02/13/2008	12/18/2022
CN01524K MK	GRANTED	P-2008/65	12/17/2002	1463716	02/13/2008	12/17/2022
CN01524K MY	GRANTED	PI20024703	12/16/2002	MY-136697-A	11/28/2008	12/16/2022
CN01524KB MY	FILED	PI20064327	10/13/2006
CN01524KB MX	FILED	MX/A/2007/009703	08/10/2007
CN01524K MX	GRANTED	PA/a/2004/005910	12/17/2002	250638	10/22/2007	12/17/2022
CN01524K MC	GRANTED	02805167.0	12/17/2002	1463716	02/13/2008	12/17/2022
CN01524K NL	GRANTED	02805167.0	12/17/2002	1463716	02/13/2008	12/17/2022

Exhibit D-4

Case Number	Status	Appln Number	Appln Date	Patent No.	Grant Date	Exp Date
CN01524K NZ	GRANTED	532975	12/17/2002	532975	06/07/2007	12/17/2022
CN01524KB NZ	GRANTED	551997	12/12/2006	551997	11/13/2008	12/17/2022
CN01524K NO	FILED	20043041	12/17/2002
CN01524K WI	INACTIVE	US02/40203	12/17/2002
CN01524KB PE	FILED	1006.2006	08/18/2006
CN01524K PE	GRANTED	1200.2002	12/12/2002	4880	02/07/2008	12/12/2022
CN01524K PH	FILED	1-2004-500780	12/17/2002
CN01524K PL	FILED	P370841	12/17/2002
CN01524K PT	GRANTED	02805167.0	12/17/2002	1463716	02/13/2008	12/17/2022
CN01524K RO	GRANTED	1015273	12/17/2002	1463716	02/13/2008	12/17/2022
CN01524K RU	GRANTED	2004122109	12/17/2002	2326120	06/10/2008	12/17/2022
CN01524K ZA	GRANTED	2004/04583	12/17/2002	2004/4583	02/22/2006	12/17/2022
CN01524K CH	GRANTED	02805167.0	12/17/2002	1463716	02/13/2008	12/17/2022
CN01524K SG	GRANTED	200402928-6	12/17/2002	104238	07/31/2006	12/17/2022
CN01524KB SG	FILED	200604791-4	07/14/2006
CN01524K SI	GRANTED	1463716	12/17/2002	P-200230671	02/13/2008	12/17/2022
CN01524K SK	GRANTED	02805167.0	12/17/2002	1463716	02/13/2008	12/17/2022
CN01524K ES	GRANTED	02805167.0	12/17/2002	2299637	02/13/2008	12/17/2022
CN01524K SE	GRANTED	02805167.0	12/17/2002	1463716	02/13/2008	12/17/2022
CN01524K TW	FILED	091136267	12/16/2002
CN01524K TH	FILED	078807	12/16/2002
CN01524K TR	GRANTED	02805167.0	12/17/2002	1463716	02/13/2008	12/17/2022
CN01524K1 US	GRANTED	10/321687	12/17/2002	7049320	05/23/2006	12/08/2023
CN01524K1B US	FILED	11/358827	02/21/2006
CN01524P US	INACTIVE	60/341452	12/18/2001			12/18/2002
CN01524K VE	FILED	2002-02437	12/13/2002
PC1524/TA	DOCKETED

Exhibit D-5

Case Number	Country	Status	Appln Number	Appln Date	Patent No.	Grant Date	Exp Date
6453	AR	FILED	P070101438	04/04/2007
6453	CA	FILED	2648604	04/04/2007
6453	CL	FILED	2007-946	04/04/2007
6453	CN	FILED	200780015817.4	04/04/2007
6453	EP	FILED	07774640.2	04/04/2007
6453	HK	DOCKETED
6453	JP	FILED	2009-504269	04/04/2007
6453	MX	FILED	MX/a/2008/012935	04/04/2007
6453	WO	INACTIVE	US2007/008344	04/04/2007
6453	PE	FILED	413.2007	04/04/2007
6453	ZA	FILED	2008/08464	04/04/2007
6453	SG	FILED	200807320-7	04/04/2007
6453	TW	FILED	096112166	04/04/2007
6453	TH	FILED	0701001645	04/04/2007
6453	US	INACTIVE	60/789280	04/05/2006
6453	US	FILED	11/732548	04/04/2007
6453	VE	FILED	2007-000685	04/04/2007

Exhibit D-6

Case Number	Status	Appn Number	Appln Date	Patent No.	Grant Date	Exp Date
6458 AR	FILED	P070101440	04/04/2007
6458 AU	FILED	2007233389	04/04/2007
6458 BR	FILED	PI0710577-0	04/04/2007
6458 CA	FILED	2648640	04/04/2007
6458 CL	FILED	2007-945	04/04/2007
6458 CN	FILED	200780020640.7	04/04/2007
6458 CO	FILED	08-105.792	04/04/2007
6458 EP	FILED	07774641.0	04/04/2007
6458 HK	DOCKETED
6458 IN	FILED	5300/CHENP/2008	04/04/2007
6458 ID	FILED	W00200803268	04/04/2007
6458 JP	FILED	2009-504270	04/04/2007
6458 KR	FILED	2008-7026488	04/04/2007
6458 MX	FILED	MX/a/2008/012936	04/04/2007
6458 NZ	FILED	571693	04/04/2007
6458 NO	FILED	20084660	04/04/2007
6458 WO	INACTIVE	US2007/008345	04/04/2007
6458 PE	FILED	412.2007	04/04/2007
6458 PH	FILED	1-2008-502238	04/04/2007
6458 ZA	FILED	2008/08465	04/04/2007
6458 SG	FILED	200807321-5	04/04/2007
6458 TW	FILED	096112177	04/04/2007
6458 TH	FILED	0701001644	04/04/2007
6458 US	GRANTED	11/732663	04/04/2007	7563801	07/21/2009	04/04/2027
6458 US	FILED	12/487263	06/18/2009
6458 US	INACTIVE	60/789514	04/05/2006			04/05/2007
6458 VE	FILED	2007-000684	04/04/2007

Exhibit D-7

Case					Next Tax	Publication	Publication
No.	Country	Status	Appln No.	Appln Date	Date	Date	No.
6459	AR	Inactive	P070101435	04/04/2007		06/11/2008	AR060352A1
6459	CL	Inactive	2007-947	04/04/2007
6459	WO	Inactive	US2007-008346	04/04/2007		10/11/2007	WO07/114922
6459	PE	Inactive	415.2007	04/04/2007	04/30/2010
6459	TW	Inactive	096112181	04/04/2007		02/01/2008	200806666
6459	TH	Inactive	0701001643	04/04/2007
6459	US	Expired Prov.	60/789513	04/05/2006
6459	VE	Inactive	2007-000683	04/04/2007

Exhibit D-8

Case Number	Status	Appln Number	Appln Date	Patent Number	Grant Date	Exp Date
6627 AR	FILED	P080101153	03/19/2008
6627 CL	FILED	0819-2008	03/20/2008
6627 PK	FILED	304/2008	03/20/2008
6627 WO	FILED	US2008/003653	03/20/2008
6627 PE	FILED	515.2008	03/19/2008
6627 TW	FILED	097109944	03/20/2008
6627 TH	FILED	0801001384	03/20/2008
6627 US	INACTIVE	60/919501	03/22/2007			03/22/2008
6627 VE	FILED	00543	03/19/2008
Case Number	Status	Appln Number	Appln Date	Patent Number	Grant Date	Exp Date
6628 AR	FILED	P080101154	03/19/2008
6628 WO	FILED	US2008/003640	03/20/2008
6628 US	INACTIVE	60/919666	03/22/2007			03/22/2008
Case Number	Status	Appln Number	Appln Date	Patent Number	Grant Date	Exp Date
6840 US	FILED	61/094474	09/05/2008			09/05/2009
Case Number	Status	Appln Number	Appln Date	Patent Number	Grant Date	Exp Date
****	****	****	****

Exhibit D-9

SCHEDULE 2.5
TECHNICAL TRANSFER SERVICES
Seller shall conduct a technology transfer to Purchaser of all NK-1 Know How, the applicable Retained Information, and all other technical information and support embodied therein reasonably necessary to enable Purchaser to assume responsibility for the development, testing and manufacture of the NK-1 Compounds (the “Technical Transfer Services”) and shall otherwise provide ongoing assistance to Purchaser as described in Section 2.5 hereof. Seller shall provide such services to Purchaser (and/or Purchaser’s designee), including the services set forth below, at **** expense, during the period commencing on the Closing Date and continuing until the **** or ****, whichever is ****. Upon the **** year anniversary of the Closing Date or the date by which Seller has fully transferred to Purchaser the Purchased Assets, ****, the Technical Team shall be disbanded and for **** thereafter, Seller shall make former Technical Team members (or currently employed personnel comparably knowledgeable in the relevant functional areas) available to Purchaser to respond to Purchaser’s questions about the Purchased Assets, NK-1 Know-How, Retained Information or Retained Intellectual Property. The Parties’ representatives comprising the Technical Team shall have the ability to mutually agree to modify in writing the schedule and mechanism for transfer outlined below as reasonably required and in the event the Parties deem it in their mutual interest. Seller shall inform the FTC of such modifications to such schedule and mechanism for transfer in the compliance reports Seller is required to submit under the terms of the Consent Order, provided, however, if any such modification impacts Seller’s obligations under the Consent Order, Seller shall notify the FTC of such modification as soon as practicable.
1.	The reasonable assistance of Seller’s then current employees and reasonable access to its other internal resources to provide Purchaser (and/or Purchaser’s designee) with a reasonable level of technical assistance and consultation in connection with the transfer of the NK-1 Program to Purchaser, including the provision and explanation, on request, to Purchaser and its Affiliates of all technology, materials, reports, data, documents and materials describing or embodying the Purchased Assets.

2.	Provision and explanation to Purchaser (and/or Purchaser’s designee), of all production outlines, standard testing requirements, standard operating procedures, technology, documents, data, or other information that constitutes the NK-1 Know How.

3.	Development and implementation of a technology transfer protocol for the transfer of the manufacturing process (including in-process methods) and formulation process for API and formulated drug substance for the NK-1 Compounds to Purchaser and/or its designees.

4.	Transfer clinical drug assay methodologies and know-how for the NK-1 Compounds, including parent and metabolites, to Purchaser and/or its designees.

Schedule 2.5-1

5.	Seller and Purchaser shall establish a prompt communication and interaction process to ensure the orderly transfer of all Regulatory Filings as promptly as practicable following Closing. Within **** following Closing, or as otherwise agreed by the Parties, the Parties shall file with the FDA and any other applicable Governmental Authority, such information as may be required to transfer the Regulatory Filings from Seller to Purchaser. Both Seller and Purchaser agree to use commercially reasonable efforts to take any actions required by the FDA or other applicable Governmental Authority to affect the transfer of the Regulatory Filings to Purchaser.

6.	Seller shall cooperate, and cause its officers, employees, agents, contractors, and others under its direction or control, to cooperate with Purchaser in (a) filing or prosecuting any patent applications included in the NK-1 Patents or maintaining any patents included in the NK-1 Patents, (b) executing any further legal documents, including any further assignments, such as individual assignments for recordation in any U.S. or foreign offices or agencies, to evidence the assignment of the applicable NK-1 Patents, and (c) performing all reasonable acts that may be necessary to complete the assignment of Seller’s interest in and to the NK-1 Patents

Schedule 2.5-2

SP Technical Transfer Team

Functional Area Represented	Role
SP Team Chair	Lead SP’s efforts and address commercial/marketing
Regulatory	Implement transfer of the INDs
Clinical Research — CINV	Address phase 2 CINV study
Clinical Research — PONV	Address phase 2 PONV study
Toxicology	Address preclinical toxicology
Chemistry, Manufacturing, and Controls	Oversee CMC efforts and activities
Early Clinical Research and Experimental Medicine	Address phase 1, drug metabolism, pharmacology, and pharmacokinetic studies
IT	Information transfer
Patents	Oversee transfer of NK-1 patent estate

OPKO Technical Transfer Team

Functional Area Represented	Role
OPKO Team Chair ****	Lead OPKO’s efforts
Regulatory	Receipt of IND and other regulatory docs
Clinical Research	Lead Clinical Program
Chemistry, Manufacturing, and Controls	Oversee OPKO CMC efforts and activities
PreClinical Research	Oversee PreClinical research activities
IT	Oversee information transfer
Patents	Oversee patent portfolio

Schedule 2.5-3

Function	Service to be Provided by Sellers	Comments
Technical Operations	Seller shall provide the reasonable assistance of Seller’s then current employees and reasonable access to its other internal resources to provide Purchaser (and/or Purchaser’s designee) with a reasonable level of technical assistance and consultation in connection with the transfer of the NK-1 Program to Purchaser, including the provision and explanation, on request, to Purchaser and its Affiliates of all technology, electronic files, materials, reports, data, documents and materials describing or embodying the Purchased Assets.

Purchaser will be given the reasonable opportunity to meet with, and receive assistance and services of, the Seller’s knowledgeable personnel in connection with Purchaser gaining competent knowledge of the contents of the Purchased Assets, NK-1 Know-How, Retained Information and Retained Intellectual Property and Seller’s conduct of its NK-1 Program, including meeting with:

- manufacturing personnel to discuss all facets of the manufacture of the NK-1 Compounds

- regulatory personnel to discuss regulatory files and correspondence with regulatory authorities

-Formulation research and development personnel to discuss specifically the ****.

- Nonclinical (GLP) research personnel, specifically study directors or their managers, to discuss ****.

- Clinical research and development personnel to discuss past and current research and development efforts specific for the NK-1 Compounds

-Drug Metabolism personnel to assist as required in the transfer of the ****.

-Quality Assurance personnel to review and/or provide relevant information particularly audit reports related to this project to ensure all studies were conducted in accordance with GLP, GMP & GCP.

-IT personnel to discuss format, systems utilized and transfer of non-clinical, clinical and CMC data.

Seller will provide list consistent with language of FTC order.

(Note: all such meetings and communication will be coordinated through a point of contact)

Regulatory Services	Seller and Purchaser shall establish a prompt communication and interaction process to ensure the orderly transfer of all Regulatory Filings as promptly as practicable following Closing. Within **** following Closing, or as otherwise agreed by the Parties, the ****. Both Seller and Purchaser agree to use commercially reasonable efforts to take any actions required by the FDA or other applicable Governmental Authority to affect the ****.

Manufacturing Process	Development and implementation of a technology transfer protocol for the transfer of the manufacturing process (including in-process methods) and formulation process for API and formulated drug substance for the NK-1 Compounds to Purchaser and/or its designees.

Purchaser will receive training by Seller’s knowledgeable personnel in the manufacturing and testing of the NK-1 Compounds. Such training will be conducted on mutually agreeable dates and times with reasonable notice and during normal business hours.

Intellectual Property	Seller shall assist Purchaser in (a) filing or prosecuting any patent applications included in the NK-1 Patents or maintaining any patents included in the NK-1 Patents, (b) executing any further legal documents, including any further assignments, such as individual assignments for recordation in any U.S. or foreign offices or agencies, to evidence the assignment of the applicable NK-1 Patents, and (c) performing all reasonable acts that may be necessary to complete the assignment of Seller’s interest in and to the NK-1 Patents.

Schedule 2.5-4

SCHEDULE 2.11
ASSET TRANSFER SCHEDULE
The Parties’ representatives comprising the Technical Team shall have the ability to mutually agree to modify in writing the Asset Transfer Schedule as reasonably required and in the event the Parties deem it in their mutual interest provided that written notification of any such modification(s) is provided to the Federal Trade Commission as part of any compliance report regularly filed with the FTC pursuant to the Consent Order.

Asset	Delivery Time	Delivery Method	Discussion / Comments
**** in the Data Room	SP will provide within **** days of the Closing Date.	To be delivered on CD or DVD via commercial carrier.	Will contain the **** contents of the **** that was available to purchaser during due diligence.
****	Parties will work together to effect the **** transfer as soon as possible with an expectation this will occur within **** of the Closing Date.	To be delivered on CD or DVD via commercial carrier.	SP can transfer the **** only after Purchaser notifies SP that they are prepared to accept transfer and notify FDA that they will accept Sponsorship.
****	Parties will work together to effect the **** transfer as soon as possible with an expectation this will occur **** of the Closing Date.	To be delivered on CD or DVD via commercial carrier.	SP can transfer the **** only after Purchaser notifies SP that they are prepared to accept transfer and notify FDA that they will accept Sponsorship.
Regulatory Documents
• ****	To be delivered **** calendar **** of the Closing Date.	Hard copy of all correspondence to and from regulatory agencies and attachments arranged in chronological order. The original **** and **** to be delivered on CD or DVD.
Pharmacovigilance
• ****	To be transferred to Purchaser within **** calendar days of the Closing Date.	To be delivered on CD or DVD via commercial carrier.	Purchaser will notify SP when they become the sponsor of the **** and at this point, Purchaser will assume all pharmacovigilance requirements.

Schedule 2.11-1

Asset	Delivery Time	Delivery Method	Discussion / Comments
Discovery Biology
• ****	To be delivered within **** calendar days of the Closing Date.	To be delivered on CD or DVD via commercial carrier.	If hardcopy signatures were obtained for final reports, the original signed report should be provided.
Drug Metabolism & Pharmacokinetics
• ****	To be delivered within **** calendar days of the Closing Date.	To be delivered on CD or DVD via commercial carrier.	If hardcopy signatures were obtained for final reports, the original signed report should be provided.
Drug Safety
• ****	To be delivered within **** calendar days of the Closing Date.	To be delivered on CD or DVD via commercial carrier.	If hardcopy signatures were obtained for final reports, the original signed report should be provided.
• **** • ****	**** reports are being completed. SP will transfer reports within **** calendar days of completion, subsequent to the Closing Date, and no later than **** days after completion.	To be delivered on CD or DVD via commercial carrier.	If hardcopy signatures were obtained for final reports, the original signed report should be provided.
• ****	To be delivered within **** calendar days of the Closing Date.	To be delivered on CD or DVD as electronic transport file via commercial carrier.
Early Clinical Research & Experimental Medicine
• ****	To be delivered within **** calendar days of the Closing Date.	To be delivered on CD or DVD via commercial carrier.
• ****	To be delivered within **** calendar days of the Closing Date.	To be delivered on CD or DVD as a SAS transport file via commercial carrier.

Schedule 2.11-2

Asset	Delivery Time	Delivery Method	Discussion / Comments
Clinical Research
• ****	****
• To be delivered within **** calendar days of the Closing Date.
****
• **** draft scheduled to be completed in ****; this draft will be delivered within **** calendar days of report completion, subsequent to the Closing Date.
• Final **** report will be delivered when completed but no later than **** calendar days subsequent to the Closing Date.
****
	• To be delivered within **** calendar days of the Closing Date.	To be delivered on CD or DVD via
• ****	To be delivered within **** calendar days of the Closing Date.	To be delivered on CD or DVD as a SAS transport file via commercial carrier.
Chemistry, Manufacturing, and Controls
• ****	To be delivered within **** calendar days of the Closing Date.	To be delivered on CD or DVD via commercial carrier.
• Drug **** summary report	To be delivered within **** calendar days of the Closing Date.	To be delivered on CD or DVD via commercial carrier.
• **** and **** specifications	To be delivered within **** calendar days of the Closing Date.	To be delivered on CD or DVD via commercial carrier.
• Audit reports of vendors that supplied **** drug **** and drug ****.	To be delivered within **** calendar days of the closing date.	To be delivered on CD or DVD via commercial carrier.	Materials will need to be redacted for information not relevant to the NK-1 programs.
Occupational & Environmental Toxicology
• **** and **** with governmental authorities	To be delivered within **** calendar days of the Closing Date.	To be delivered on CD or DVD via commercial carrier.
Market Research
• **** market research data.	To be delivered within **** calendar days of the Closing Date.	To be delivered on CD or DVD via commercial carrier.

Schedule 2.11-3

Asset	Delivery Time	Delivery Method	Discussion / Comments
• **** market research data.	To be delivered within **** calendar days of the Closing Date.	To be delivered on CD or DVD via commercial carrier.
• **** meeting presentations and minutes.	To be delivered within **** calendar days of the Closing Date.	To be delivered on CD or DVD via commercial carrier.
• **** searches.	To be delivered within **** calendar days of the Closing Date.	To be delivered on CD or DVD via commercial carrier.
• ****	To be delivered within **** calendar days of the Closing Date.	To be delivered on CD or DVD via commercial carrier.
• ****	To be delivered within **** calendar days of the Closing Date.	To be delivered on CD or DVD via commercial carrier.
• ****	To be delivered within **** calendar days of the Closing Date.	To be delivered on CD or DVD via commercial carrier.
Physical chemical inventory[1]
• API (drug substance): o **** SCH 619734 API o **** SCH 619734 API o **** SCH 900978 API	To be delivered within **** calendar days of Purchaser providing SP with the shipping instructions and location, or as otherwise agreed by the parties.	SP will ship via commercial carrier.	Material located at SP in New Jersey. Purchaser will need a facility suitable for maintaining controlled room temperature storage conditions.
• Drug Product: o **** active **** and matching****	To be delivered within **** calendar days of Purchaser providing SP with the shipping instructions and location, or as otherwise agreed by the parties.	SP will ship via commercial carrier.	Material located at SP in New Jersey. Purchaser will need a facility suitable for maintaining controlled room temperature storage conditions.
• ****	To be delivered within **** calendar days of Purchaser providing SP with the shipping instructions and location, or as otherwise agreed by the parties.	SP will ship via commercial carrier.	Material located at SP in New Jersey and Rathdrum. Ireland.
• ****	To be delivered within **** calendar days of Purchaser providing SP with the shipping instructions and location, or as otherwise agreed by the parties.	SP will ship via commercial carrier.	Material located at SP in New Jersey and Rathdrum. Ireland.

[1]	Seller will retain the Hold Back API as provided for in Section 7.11 of the Agreement

Schedule 2.11-4

Asset	Delivery Time	Delivery Method	Discussion / Comments
• ****	To be delivered within **** calendar days of Purchaser providing SP with the shipping instructions and location, or as otherwise agreed by the parties.	SP will ship via commercial carrier.	Material located at SP in New Jersey and Rathdrum, Ireland.
• On-station **** (drug substance and drug product).	To be delivered within **** calendar days of Purchaser providing SP with the shipping instructions and location, or as otherwise agreed by the parties.	SP will ship via commercial carrier.	Materials located in Summit, New Jersey (drug product). Materials currently located in Kenilworth, NJ but are in the process of being transferred to Summit, New Jersey (drug substance).

Purchaser will need suitable ICH stability chambers.
• On-station **** of **** drug product.	To be delivered within **** calendar days of Purchaser providing SP with the shipping instructions and location, or as otherwise agreed by the parties.	SP will ship via commercial carrier.	Materials located in Werthenstein Chemie AG (WAG), Switzerland. Purchaser will need suitable ICH stability chambers.
• Remaining **** articles of ****.	To be delivered within **** calendar days of Purchaser providing SP with the shipping instructions and location, or as otherwise agreed by the parties.	SP will ship via commercial carrier.	Stored at Summit, NJ at ambient conditions and 5°C.
NK-1 Patents

• All **** for the NK-1 Records, NK-1 Patents, trademarks and other IP related to the NK-1 Program, including a **** which includes **** and **** for the NK-1 Patents, the complete **** for all patent applications and patents comprising the NK-1 Patents (including, without limitation, all ****, official **** with patent offices and copies of **** (whether patents, patent applications, publications, or events raising a statutory bar to patentability), all **** with Seller’s **** counsel relating to any or all NK-1 Patents, all **** forms and original executed assignment(s) from inventor(s) pertaining to the NK-1 Patents, the **** of the each issued patent under the NK-1 Patents)
	Transfer of the **** will occur within **** calendar days of the Closing Date.	To be delivered on CD or DVD or hard copy format via commercial carrier.
**** (even draft form).

• Originals or copies of all **** and other primary ****, research results, records and documentation, research plans, **** and plan documents, proposals, conclusions, know-how, specifications and information (including ****, relationships with prospective ****, etc), to the extent any of the foregoing are recorded in any tangible form (including, without limitation, electronic files and paper documents).
	To be delivered within **** calendar days of the closing date.	To be delivered on CD or DVD or hard copy format via commercial carrier.	Materials will need to be redacted for information not releveant to the NK-1 programs.

Schedule 2.11-5

“Key Rolapitant Employees”
Name
      Role
****

Schedule 7.10